Exhibit 10(i)


                                 LOAN AGREEMENT

                           DATED AS OF APRIL 29, 1999


     FIRECOM,INC., (the "Borrower"), FRCM CASE ACME INC., FIRE SERVICE INC., AND BRD FRCM SERVICE INC., (collectively, the "Guarantors"), each a New York corporation, each having its principal place of business at 39-27 59th Street, Woodside, New York 11377, and FLEET BANK, N.A.,a national banking association, having an office at 335 Adams Street, 27th Floor, Brooklyn, New York 11201(the "Bank") hereby agree as follows;

                                   ARTICLE I
                        DEFINITIONS AND ACCOUNTING TERMS

     SECTION 1.01. CERTAIN DEFINED TERMS. As used in this Agreement, the
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following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

     "ACQUISITION SUB" shall have the meaning set forth in the definition of Permitted Acquisition set forth herein.

     "AFFILIATE" means, as to any Person (i) a Person which directly or indirectly controls, or is controlled by, or is under common control with, such Person; (ii) a Person which directly or indirectly beneficially owns or holds ten (10%) percent or more of any class of voting stock of, or ten (10%) percent or more of the equity interest in, such Person; or (iii) a Person five (5%) percent or more of the voting stock of which, or ten (10%) or more of the equity interest of which, is directly or indirectly beneficially owned or held by such Person. The term control means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

     "AGREED RATE" means, with respect to any applicable Loan for any Interest Period, that rate which is quoted to the Borrower by the Bank, upon the Borrower's inquiry therefor, as the Bank's rate for the applicable Loan computed by adding one and three quarters of one (1 3/4%) percent to the rate determined pursuant to the Bank's internal pricing procedures.

     "AGREED RATE LOAN" means a Loan which is bearing interest at a rate based on the Agreed Rate in accordance with the provisions of Article II hereof.

     "AGREEMENT" means this Loan Agreement, as amended, supplemented or modified from time to time.

     "BOARD OF GOVERNORS" means the Board of Governors of the Federal Reserve System of the United States of America.

     "BORROWER SECURITY AGREEMENT" shall have the meaning set forth in Section
2.30 hereof.

     "BUSINESS DAY" means in respect of any date that is specified in this Agreement to be subject to adjustment in accordance with The Modified Following Business Day Convention (as defined below), a day on which commercial banks settle payments in New York. The Modified Following Business Day Convention shall mean the convention for adjusting any relevant date if it would otherwise fall on a day that is not a Business Day so that the date will be the first following day that is a Business Day.

     "CAPITAL EXPENDITURES" means, as to any Person, the aggregate amount of any expenditures (including purchase money Liens) by such Person and its Affiliates for assets (including fixed assets acquired under Capital Leases) which it is contemplated will be used or usable in fiscal years subsequent to the year of acquisition.

     "CAPITAL LEASE" means a lease which has been or should be, in accordance with GAAP, capitalized on the books of the lessee.

     "CLOSING DATE" means the date upon which the transactions contemplated hereby are consummated.

     "COLLATERAL" means all property which is subject or is to be subject to the Liens granted by the Borrower Security Agreement and the security agreements executed by the Guarantors.

     "COMMITMENT" means the Bank's obligation to make Loans to the Borrower pursuant to the terms and conditions of this Agreement and to convert the outstanding balance of certain of such Loans to term loans on the applicable conversion date.

     "COMMITMENT LETTER" means the letter dated December 31, 1998 issued by the Bank and accepted by the Borrower relating to the terms and conditions of the transactions contemplated hereby.

     "CONVERSION DATE(S)" means, individually and/or collectively, as the context shall require, the First Conversion Date and/or the Second Conversion Date.

     "CONVERTED TERM LOAN(S)" means, individually and/or collectively, as the context shall require, the First Converted Term Loan and/or the Second Converted Term Loan.

     "DEBT" means, as to any Person (i) all indebtedness or liability of such Person for borrowed money; (ii) indebtedness of such Person for the deferred purchase price of property or services (including trade obligations); (iii) obligations of such Person as a lessee under Capital Leases; (iv) current liabilities of such Person in respect of unfunded vested benefits under any Plan; (v) obligations of such Person under letters of credit issued for the account of such Person; (vi) obligations of such Person arising under acceptance facilities; (vii) all guaranties, endorsements (other than for collection or deposit in the ordinary course of business) and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any other Person, or otherwise to assure a creditor against loss; (viii) obligations secured by any Lien on property owned by such Person whether or not the obligations have been assumed; and (ix) all other liabilities recorded as such, or which should be recorded as such, on such Person's financial statements in accordance with GAAP.

     "DEBT SERVICE COVERAGE RATIO" shall mean the ratio of (i) EBITDA, to (ii) the current portion of long term debt, plus interest expense, all as determined in accordance with GAAP.

     "DEBT LEVERAGE RATIO" shall mean the ratio of Funded Debt to EBITDA.

     "DEFAULT" means any of the events specified in Section 6.01 of this Agreement, whether or not any requirement for notice or lapse of time or any other condition has been satisfied.

     "DOLLARS" AND THE SIGN "$" mean lawful money of the United States of
America.

     "EBITDA" means the sum of the Borrower's net income, taxes, interest expense, depreciation expense, amortization and expenses relating to stock appreciation rights and distributor stock options in the Borrower's stock, all as determined in accordance with GAAP.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, the regulations promulgated thereunder and the published interpretations thereof as in effect from time to time.

     "ERISA AFFILIATE" means any trade or business (whether or not incorporated) which together with any other Person would be treated, with such Person, as a single employer under Section 4001 of ERISA.

     "EVENT OF DEFAULT" means any of the events specified in Section 6.01 of this Agreement, provided that any requirement for notice or lapse of time or any other condition has been satisfied.

     "FIRST CONVERSION DATE" means the second anniversary of the Closing Date.

     "FIRST CONVERTED TERM LOAN" shall have the meaning set forth in Section
2.05 hereof.

     "FIRST CONVERTED TERM LOAN MATURITY DATE" means the seventh anniversary of the Closing Date.

     "FIRST CONVERTED TERM LOAN NOTE" means a promissory note of the Borrower payable to the order of the Bank, in substantially the form of Exhibit B annexed hereto, evidencing the indebtedness of the Borrower to the Bank resulting from the First Converted Term Loan made by the Bank to the Borrower pursuant to this Agreement.

     "FIXED RATE LOANS" means Agreed Rate Loans.

     "FUNDED DEBT" means the sum of short term and long term Debt (including the current portion thereof).

     "GAAP" means Generally Accepted Accounting Principles.

     "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" means those generally accepted accounting principles and practices which are recognized as such by the American Institute of Certified Public Accountants acting through the Financial Accounting Standards Board ("FASB") or through other appropriate boards or committees thereof and which are consistently applied for all periods so as to properly reflect the financial condition, operations and cash flows of a Person, except that any accounting principle or practice required to be changed by the FASB (or other appropriate board or committee of the FASB) in order to continue as a generally accepted accounting principle or practice may be so changed. Any dispute or disagreement between the Borrower and the Bank relating to the determination of Generally Accepted Accounting Principles shall, in the absence of manifest error, be conclusively resolved for all purposes hereof by the written opinion with respect thereto, delivered to the Bank, of the independent accountants selected by the Borrower and approved by the Bank for the purpose of auditing the periodic financial statements of the Borrower.

     "GUARANTOR" OR GUARANTORS" means each of the Guarantors as defined in the preamble hereof together with any other Person required to guarantee the obligations of the Borrower in accordance with Section 3.01 and Section 5.01(l) of this Agreement.

     "GUARANTY" OR "GUARANTIES" means the guaranty or guaranties executed and delivered by the Guarantors pursuant to the terms and conditions of this Agreement.

     "HAZARDOUS MATERIALS" includes, without limit, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, or related materials defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Sections 9601, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Section 1801 et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Sections 9601 et. seq.), and in the regulations adopted and publications promulgated pursuant thereto, or any other federal, state or local environmental law, ordinance, rule or regulation.

     "INITIAL COMMITMENT" means the principal sum of $5,000,000.00.

     "INTEREST DETERMINATION DATE" means (i) the date on which a Prime Rate Loan is converted to an Agreed Rate Loan; and (ii) the date on which an Agreed Rate Loan is converted to a Prime Rate Loan.

     "INTEREST PAYMENT DATE" means, the first Business Day of each month during the term of the applicable Loan and, with respect to Agreed Rate Loans, the last day of each Interest Period.

     "INTEREST PERIOD" means, as to any Agreed Rate Loan, the period commencing on the date of such Agreed Rate Loan and ending on such date as the Borrower may elect after being advised by the Bank as to what maturities are available with respect to the Agreed Rate Loan being requested at that time; provided, however
(i) no Interest Period shall end later than the applicable Conversion Date,(ii) no Interest Period in respect of a Loan representing a portion of the principal required to be paid in accordance with the terms hereof may be selected unless the outstanding Loans for which the relevant Interest Periods end on or prior to the date of such payment are in an aggregate amount which will be sufficient to make such payment, (iii) interest shall accrue from and including the first day of such Interest Period to but excluding the date of payment of such interest, and (iv) the length of Interest Periods with respect to Agreed Rate Loans, if such loans are available, shall be solely in the discretion of the Bank but shall be for a minimum of thirty (30) days, and the availability of a particular Interest Period at the time of a particular request for an Agreed Rate Loan in no way obligates the Bank to offer an Interest Period of similar duration with respect to Agreed Rate Loans requested on a different occasion.

     "INVESTMENT" means any stock, evidence of Debt or other security of any Person, any loan, advance, contribution of capital, extension of credit or commitment therefor, including without limitation the guaranty of loans made to others (except for current trade and customer accounts receivable for services rendered in the ordinary course of business and payable in accordance with customary trade terms in the ordinary course of business) and any purchase of
(i) any security of another Person or (ii) any business or undertaking of any Person or any commitment or option to make any such purchase, or any other investment.

     "LEVERAGE RATIO" shall mean the ratio of (i) Total Liabilities less long term Subordinated Debt (inclusive of the long term indebtedness of the Borrower to all holders of stock appreciation rights in the stock of the Borrower who, as at the date of determination of the Borrower's Leverage Ratio, have (together with the Borrower) executed the Bank's standard form of Agreement of Subordination and Assignment in respect of such long term indebtedness), to (ii) Tangible Net Worth plus long term Subordinated Debt less intangibles, all as determined in accordance with GAAP.

     "LIEN" means any mortgage, deed of trust, pledge, security interest, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority, or other security agreement or preferential arrangement, charge, or encumbrance of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction to evidence any of the foregoing.

     "LOAN" OR "LOANS" means the Revolving Credit or the Converted Term Loans or any or all of the same as the context may require and includes Prime Rate Loans and Agreed Rate Loans, as the context may require.

     "LOAN DOCUMENTS" means this Agreement, the Notes, the Guaranties (to the extent applicable), the Security Documents and any other document executed or delivered pursuant to this Agreement.

     "LOAN PARTY" OR "LOAN PARTIES" means, individually and collectively, the Borrower and each Guarantor.

     "MATERIAL ADVERSE CHANGE" means, as to any Person (i) a material adverse change in the financial condition, business, operations, properties or results of operations of such Person or (ii) any event or occurrence which could have a material adverse effect on the ability of such Person to perform its obligations under the Loan Documents.

     "MATERIAL COMPLIANCE" means, as the context shall require, the degree of compliance by a Person, the absence of which could have, constitute, or lead to, a Material Adverse Change in respect of such Person.

     "MATURITY DATE" means:

     (a) with respect to the Revolving Credit Loans, the third anniversary of the Closing Date;

     (b) with respect to the First Converted Term Loan, the seventh anniversary of the Closing Date; and

     (c) with respect to the Second Converted Term Loan, the seventh anniversary of the Closing Date.

     "MULTIEMPLOYER PLAN" means a Plan described in Section 4001(a)(3) of ERISA which covers employees of the Borrower or any ERISA Affiliate.

     "NET REVOLVING LOAN COMMITMENT" means an amount equal to $5,000,000.00 minus the principal amount of Revolving Credit Loans outstanding on the First Conversion Date.

     "NOTE" OR "NOTES" means the Revolving Credit Note, the First Converted Term Loan Note, the Second Converted Term Loan Note or any or all of the same as the context may require.

     "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

     "PERMITTED ACQUISITIONS" shall mean either:

     (1) acquisitions of stock or assets of entities, with respect to which (A) the Borrower forms an acquisition subsidiary ("Acquisition Sub") to which the Borrower contributes (in the form of either debt or equity) cash and/or common stock, (B) Acquisition Sub uses such cash, common stock and/or its promissory notes ("Seller Notes") to make the acquisition, (C) the seller of such stock or assets and/or the holder of Seller Notes shall have no recourse against Borrower after the closing of the acquisition, (D) the Acquisition Sub may pledge its assets to secure its Seller Notes, (E) the Acquisition Sub shall execute a Guaranty, and a security agreement granting a second priority security interest in all of its assets, in favor of the Bank, each of which shall be subordinate as to enforcement of remedies to any Seller Notes, (F) the Borrower shall pledge 100% of the shares of common stock of the Acquisition Sub in favor of the Bank, and (G) the Bank has received a Pro Forma Compliance Certification in respect of such acquisition; or

     (2) acquisitions by the Borrower of stock or assets of entities, with respect to which (A) the purchase may be, subject to the terms and conditions hereof, financed with a combination of Revolving Credit Loans, stock and/or cash and/or notes of the Borrower, in each case, issued to the seller of such stock or assets, which stock and/or notes shall be, by their terms, unencumbered by any Lien granted by the Borrower and, absent an Unwilling Seller Bank Consent, fully subordinated (as to payment and as to enforcement of remedies) to the obligations of the Borrower to the Bank; and (B) the Bank has received a Pro Forma Compliance Certification in respect of such acquisition.

     "PERMITTED ACQUISITION DEBT" means (i) the obligations of the Borrower and/or a Subsidiary including, without limitation, an Acquisition Sub in respect of a Permitted Acquisition; and/or (ii) the obligations of the Borrower under a guarantee of such Subsidiary obligations, in each case, to the extent and only to the extent the Bank has received a fully executed agreement signed by the obligee of such obligation(s), pursuant to which such obligee subordinates its right of payment and remedy in respect of such obligation(s) to the prior payment in full of all Debt from the Borrower to the Bank.

     "PERMITTED ACQUISITION LOANS" means Revolving Credit Loans used in connection with Permitted Acquisitions pursuant to the terms and conditions hereof.

     "PERMITTED INTERCOMPANY DEBT" means Debt of Subsidiaries to the Borrower in respect of proceeds of Permitted Acquisition Loans borrowed by the Borrower and advanced by the Borrower to such Subsidiary(s) for the purpose of consummating one or more Permitted Acquisitions subject to the terms and conditions hereof.

     "PERMITTED INVESTMENTS" means, (i) direct obligations of the United States of America or any governmental agency thereof, or obligations guaranteed by the United States of America, provided that such obligations mature within one year from the date of acquisition thereof; (ii) time certificates of deposit having a maturity of one year or less issued by any commercial bank organized and existing under the laws of the United States or any state thereof and having aggregate capital and surplus in excess of $1,000,000,000.00; (iii) money market mutual funds having assets in excess of $2,500,000,000; (iv) commercial paper rated not less than P-1 or A-1 or their equivalent by Moody's Investor Services, Inc. or Standard & Poor's Corporation, respectively; or (v) tax exempt securities rated Prime 2 or better by Moody's Investor Services, Inc. or A-1 or better by Standard & Poor's Corporation.

     "PERSON" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity or a federal, state or local government, or a political subdivision thereof or any agency of such government or subdivision.

     "PLAN" means any employee benefit plan established, maintained, or to which contributions have been made by the Borrower or any ERISA Affiliate.

     "PRIME RATE" means the variable rate per annum designated by the Bank, or any affiliate thereof, from time to time as its prime rate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer.

     "PRIME RATE LOAN" means a Loan bearing interest at the Prime Rate.

     "PRO FORMA COMPLIANCE CERTIFICATION" means financial projections, certified by the chief financial officer of the Borrower, reflecting compliance, on a pro forma basis after giving effect to the applicable acquisition(s), with the terms and conditions of this Agreement, as amended from time to time.

     "PROHIBITED TRANSACTION" means any transaction set forth in Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time.

     "REGULATION D" means Regulation D of the Board of Governors, as the same may be amended and in effect from time to time.

     "REGULATION G" means Regulation G of the Board of Governors, as the same may be amended and in effect from time to time.

     "REGULATION T" means Regulation T of the Board of Governors, as the same may be amended and in effect from time to time.

     "REGULATION U" means Regulation U of the Board of Governors, as the same may be amended and in effect from time to time.

     "REGULATION X" means Regulation X of the Board of Governors, as the same may be amended and in effect from time to time.

     "REPORTABLE EVENT" means any of the events set forth in Section 4043 of ERISA.

     "REVOLVING CREDIT LOANS" shall have the meaning set forth in Section 2.03 hereof.

     "REVOLVING CREDIT NOTE" means a promissory note of the Borrower payable to the order of the Bank, in substantially the form of Exhibit A annexed hereto, evidencing the aggregate indebtedness of the Borrower to the Bank resulting from Revolving Credit Loans made by the Bank to the Borrower pursuant to this Agreement.

     "SECOND CONVERSION DATE" means the third anniversary of the Closing Date.

     "SECOND CONVERTED TERM LOAN" shall have the meaning set forth in Section
2.08 hereof.

     "SECOND CONVERTED TERM LOAN MATURITY DATE" means the seventh anniversary of the Closing Date.

     "SECOND CONVERTED TERM LOAN NOTE" means a promissory note of the Borrower payable to the order of the Bank, in substantially the form of Exhibit C annexed hereto, evidencing the indebtedness of the Borrower to the Bank resulting from the Second Converted Term Loan made by the Bank to the Borrower pursuant to this Agreement.

     "SELLER NOTES" shall have the meaning set forth in the definition of Permitted Acquisitions set forth herein.

     "STATUTORY RESERVES" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including, without limitation, any marginal, special, emergency, or supplemental reserves) expressed as a decimal established by the Board of Governors or any other banking authority to which the Bank is subject with respect to the applicable Fixed Rate. Such reserve percentages shall include, without limitation, those imposed under such Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

     "STOCK APPRECIATION/OPTION EXPENSES" means expenses of the Borrower relating to stock appreciation rights and distributor stock options, in each case, in the Borrower's stock.

     "SUBORDINATED DEBT" means Debt of any Person, the repayment of which the obligee has agreed in writing, on terms which have been approved by the Bank in advance in writing, shall be subordinate and junior to the rights of the Bank with respect to Debt owing from such Person to the Bank.

     "SUBSIDIARY" means, as to any Person, any corporation, partnership or joint venture whether now existing or hereafter organized or acquired (i) in the case of a corporation, of which a majority of the securities having ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) are at the time owned by such Person and/or one or more Subsidiaries of such Person or (ii) in the case of a partnership or joint venture, of which a majority of the partnership or other ownership interests are at the time owned by such Person and/or one or more Subsidiaries of such Person.

     "TANGIBLE NET WORTH" means, as to any Person, the excess of (i) such Person's Total Assets, less all intangible assets properly classified as such in accordance with GAAP, including, but without limitation, patents, patent rights, trademarks, trade names, franchise, copyrights, licenses, permits and goodwill, over (ii) such Person's Total Liabilities.

     "TOTAL ASSETS" means, as to any Person, the aggregate net book value of the assets of such Person after all appropriate adjustments in accordance with GAAP (including without limitation, reserves for doubtful receivables, obsolescence, depreciation and amortization and excluding the amount of any write-up or revaluation of any asset), computed and consolidated in accordance with GAAP.

     "TOTAL LIABILITIES" means, as to any Person, all of the liabilities of such Person, including all items which, in accordance with GAAP would be included on the liability side of the balance sheet (other than capital stock, treasury stock, capital surplus and retained earnings) computed in accordance with GAAP.

     "UNWILLING SELLER BANK CONSENT" means the prior written consent of the Bank (which shall not be unreasonably withheld) to forego the requirement that stock and/or notes of the Borrower transferred to one or more sellers as all or a portion of the purchase price for the applicable acquisition(s) be subordinated to obligations of the Borrower to the Bank, which consent may be sought by the Borrower only if (1) the applicable seller(s) are unwilling to accept such stock and/or notes under such subordinated terms; (2) no Event of Default then continues to exist; and (3) the Borrower has delivered to the Bank a Pro Forma Compliance Certification in respect of the applicable acquisition(s) involving such unwilling seller.

     "YEAR 2000 COMPLIANT" means, with regard to the Borrower and/or its suppliers, vendors and customers, that all software, embedded microchips, and other processing capabilities utilized by, and material to the business operations or financial condition of, each such Person are able to interpret and manipulate data on and involving all calendar dates correctly and without causing any abnormal ending scenario, including in relation to dates on and after January 1, 2000.

     "YEAR 2000 RISK" means the risk that computer applications used by Borrower and/or its suppliers, vendors and customers may be unable to recognize and perform without error, date-sensitive functions involving certain dates prior to and any date after December 31, 1999.

     SECTION 1.02. COMPUTATION OF TIME PERIODS. In this Agreement in the
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computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to and including".

     SECTION 1.03. ACCOUNTING TERMS. Except as otherwise herein specifically
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provided, each accounting term used herein shall have the meaning given to it under GAAP.


                                   ARTICLE II
                         AMOUNT AND TERMS OF THE LOANS


     SECTION 2.01. [INTENTIONALLY OMITTED]

     SECTION 2.02. [INTENTIONALLY OMITTED]

     SECTION 2.03. THE REVOLVING CREDIT LOANS. The Bank agrees, on the date of
                   ---------------------------
this Agreement, on the terms and conditions of this Agreement and in reliance upon the representations and warranties set forth in this Agreement, to lend to the Borrower prior to the Second Conversion Date such amounts as the Borrower may request from time to time (individually, a "Revolving Credit Loan" and collectively, the "Revolving Credit Loans"), which amounts may be borrowed, repaid and reborrowed, provided, however, that the aggregate amount of such Revolving Credit Loans outstanding at any one time shall not exceed (i) the Initial Commitment from the Closing Date through the Business Day immediately preceding the First Conversion Date; and (ii) the Net Revolving Loan Commitment from the First Conversion Date through the Business Day immediately preceding the Second Conversion Date, or such lesser amount of the Initial Commitment or the Net Revolving Loan Commitment, as the case may be, after giving effect to a reduction thereof pursuant to the terms and conditions hereof.

     Each Revolving Credit Loan shall be an Agreed Rate Loan as the Borrower may request subject to and in accordance with the terms and conditions hereof. Subject to the other provisions of this Agreement, Revolving Credit Loans of more than one type may be outstanding at the same time.

     SECTION 2.04. REVOLVING CREDIT NOTE. Each Revolving Credit Loan shall be in
                   ----------------------
the minimum principal amount of $100,000.00, and in minimum increased multiples of $25,000.00 (except that, if any requested borrowing would exhaust the remaining available Initial Commitment or Net Revolving Loan Commitment, as the case may be, such borrowing may be in an amount equal to the amount of the remaining available Initial Commitment or Net Revolving Loan Commitment). Each Revolving Credit Loan shall be evidenced by the Revolving Credit Note of the Borrower. The Revolving Credit Note shall be dated the date hereof and be in the principal amount of the Initial Commitment and shall mature on the Second Conversion Date, at which time the entire outstanding principal balance and all interest thereon shall be due and payable. The Revolving Credit Note shall be entitled to the benefits and subject to the provisions of this Agreement.

     At the time of the making of each Revolving Credit Loan and at the time of each payment of principal thereon, the holder of the Revolving Credit Note is hereby authorized by the Borrower to make a notation on the schedule annexed to the Revolving Credit Note of the date and amount, and the type and Interest Period of the Revolving Credit Loan or payment, as the case may be. Failure to make a notation with respect to any Revolving Credit Loan shall not limit or otherwise affect the obligation of the Borrower hereunder or under the Revolving Credit Note with respect to such Revolving Credit Loan, and any payment of principal on the Revolving Credit Note by the Borrower shall not be affected by the failure to make a notation thereof on said schedule.

     SECTION 2.05. FIRST CONVERSION DATE; MAKING OF FIRST CONVERTED TERM LOAN.
                   -----------------------------------------------------------
(a) The Borrower shall be obligated to pay to the Bank on the First Conversion Date the then outstanding principal amount of the Revolving Credit Loans comprised of Permitted Acquisition Loans and all accrued but unpaid interest thereon. The Bank agrees, upon the terms and subject to the conditions hereof including, without limitation, the conditions of Section 3.03 hereof, and provided that no Default or Event of Default shall have occurred and be continuing, to make a converted term loan (the "First Converted Term Loan") to the Borrower, on the First Conversion Date in an amount equal to the aggregate principal amount of Revolving Credit Loans comprised of Permitted Acquisition Loans then outstanding under the Revolving Credit Note.

     (b) The Bank shall make the First Converted Term Loan by crediting the amount thereof towards the repayment of the principal amount of Revolving Credit Loans outstanding under the Revolving Credit Note.

     (c) The First Converted Term Loan, or portions thereof, shall be comprised of Agreed Rate Loans as the Borrower may request from time to time subject to and in accordance with the terms and conditions hereof.

     SECTION 2.06. FIRST CONVERTED TERM LOAN NOTE. The First Converted Term Loan
                   -------------------------------
shall be evidenced by the First Converted Term Loan Note of the Borrower. The First Converted Term Loan Note shall be dated the First Conversion Date and shall mature on the First Converted Term Loan Maturity Date at which time the entire outstanding principal balance and all interest thereon shall be due and payable. The First Converted Term Loan Note shall be entitled to the benefits and subject to the provisions of this Agreement.

     SECTION 2.07. REPAYMENT OF FIRST CONVERTED TERM LOAN NOTE. The principal
                   --------------------------------------------
balance of the First Converted Term Loan Note shall be payable in sixty monthly installments, due on the first Business Day of each month beginning on the first such day after the First Conversion Date, and continuing on the first Business Day of each calendar month thereafter. Each of the first fifty nine (59) such monthly installments shall be in an amount equal to 1/60th of the principal amount of the First Converted Term Loan and the sixtieth (60th) such monthly principal installment shall be in an amount equal to the then outstanding principal balance of the First Converted Term Loan Note.

     SECTION 2.08. SECOND CONVERSION DATE; MAKING OF CONVERTED TERM LOAN. (a)
                   ------------------------------------------------------
The Borrower shall be obligated to pay to the Bank on the Second Conversion Date the then outstanding principal amount of the Revolving Credit Loans and all accrued but unpaid interest thereon. The Bank agrees, upon the terms and subject to the conditions hereof including, without limitation, the conditions of
Section 3.03 hereof, and provided that no Default or Event of Default shall have occurred and be continuing, to make a converted term loan (the "Second Converted Term Loan") to the Borrower, on the Second Conversion Date in an amount equal to the aggregate principal amount of Revolving Credit Loans then outstanding under the Revolving Credit Note.

     (b) The Bank shall make the Second Converted Term Loan by crediting the amount thereof towards the repayment of the principal amount of Revolving Credit Loans outstanding under the Revolving Credit Note.

     (c) The Second Converted Term Loan, or portions thereof, shall be comprised of Agreed Rate Loans as the Borrower may request from time to time subject to and in accordance with the terms and conditions hereof.

     SECTION 2.09. SECOND CONVERTED TERM LOAN NOTE. The Second Converted Term
                   --------------------------------
Loan shall be evidenced by the Second Converted Term Loan Note of the Borrower. The Second Converted Term Loan Note shall be dated the Second Conversion Date and shall mature on the Second Converted Term Loan Maturity Date at which time the entire outstanding principal balance and all interest thereon shall be due and payable. The Second Converted Term Loan Note shall be entitled to the benefits and subject to the provisions of this Agreement.

     SECTION 2.10. REPAYMENT OF SECOND CONVERTED TERM LOAN NOTE. The principal
                   ---------------------------------------------
balance of the Second Converted Term Loan Note shall be payable in forty eight monthly installments, due on the first Business Day of each month beginning on the first such day after the Second Conversion Date, and continuing on the first Business Day of each calendar month thereafter. Each of the first forty seven
(47) such monthly installments shall be in an amount equal to 1/48th of the principal amount of the Second Converted Term Loan and the forty eighth (48th) such monthly principal installments shall be in an amount equal to the then outstanding principal balance of the Second Converted Term Loan Note.

     SECTION 2.11. DESIGNATIONS AND NOTICES REGARDING AGREED RATE LOANS. The
                   -----------------------------------------------------
Borrower shall give the Bank irrevocable written, telex, telephonic (immediately confirmed in writing) or facsimile notice as the Bank may, in its sole discretion, require from time to time, prior to each election to designate a Revolving Credit Loan or a Converted Term Loan (or a portion thereof) as an Agreed Rate Loan (subject to availability), in each case, specifying the date (which shall be a Business Day), the aggregate principal amount and the initial Interest Period for each such Agreed Rate Loan; provided that, if the Borrower shall request an Agreed Rate Loan when Agreed Rate Loans are not available or fail to specify the duration of the initial Interest Period with regard to a requested Agreed Rate Loan, the request shall be deemed to be a request for a Prime Rate Loan.

     SECTION 2.12. CONVERSION AND CONTINUATION OF AGREED RATE LOANS. The
                   -------------------------------------------------
Borrower shall have the right, at any time, on such notice to the Bank as is required pursuant to Section 2.11 to continue any Agreed Rate Loan or portion thereof into a subsequent Interest Period (subject to availability) subject to the following:

     (a) if an Event of Default shall have occurred and be continuing at the time of any proposed continuation, only Prime Rate Loans shall be available;

     (b) in the case of a continuation of less than the entirety of Loans comprising a Converted Term Loan or fewer than all Revolving Credit Loans, the aggregate principal amount of each such Loan continued shall be in the minimum principal amount of $100,000.00 and in minimum increased multiples of $100,000.00;

     (c) each continuation shall be effected by the Bank applying the proceeds of the new Agreed Rate Loan to the Agreed Rate Loan (or portion thereof) being continued;

     (d) if a new Agreed Rate Loan is made as a result of a continuation, the first Interest Period with respect to such new Agreed Rate Loan shall commence on the date of continuation;

     (e) unless sufficient Prime Rate Loans are outstanding or other Agreed Rate Loans are outstanding with Interest Periods expiring prior to the next scheduled installment payment of the Note evidencing the applicable Agreed Rate Loan, and are sufficient to enable the Borrower to make such installment payment, any Agreed Rate Loan, a portion of which is required to be repaid on any such installment payment date, shall be automatically converted at the end of such Interest Period into a Prime Rate Loan;

     (f) any request for an Agreed Rate Loan which fails to state an Interest Period or which is made when such Loans are not available shall be deemed to be a request for a Prime Rate Loan; and

     (g) in the event that the Borrower shall not give notice to continue an Agreed Rate Loan as provided above, such Loan shall automatically be converted into a Prime Rate Loan at the expiration of the then current Interest Period.

     SECTION 2.13. USE OF PROCEEDS. The proceeds of the Revolving Credit Loans
                   ----------------
shall be used to finance working capital needs of the Borrower and to finance all or a portion of the purchase price of Permitted Acquisitions, subject to the terms hereof. The proceeds of the Converted Term Loans shall be used by the Borrower to satisfy existing obligations under the applicable Revolving Credit Loans. No part of the proceeds of any Loan may be used for any purpose that directly or indirectly violates or is inconsistent with, the provisions of Regulation G, T, U or X.

     SECTION 2.14. PAYMENT OF INTEREST ON REVOLVING CREDIT LOANS AND CONVERTED
                   -----------------------------------------------------------
     TERM LOANS.
     -----------
     (a) In the case of a Prime Rate Loan, interest shall be payable at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the Prime Rate. Such interest shall be payable in arrears on each Interest Payment Date, commencing with the first Interest Payment Date after the date of such Prime Rate Loan, on each Interest Determination Date and on the applicable Maturity Date. Any change in the rate of interest on a Note due to a change in the Prime Rate shall take effect as of the date of such change in the Prime Rate.

     (b) In the case of an Agreed Rate Loan, interest shall be payable at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the Agreed Rate. Such interest shall be payable on each Interest Payment Date, commencing with the first Interest Payment Date after the date of such Agreed Rate Loan, on each Interest Determination Date and on the applicable Maturity Date. In the event Agreed Rate Loans are available, the Bank shall determine the Agreed Rate applicable to each requested Agreed Rate Loan for each Interest Period at 11:00 a.m., New York City time, or as soon as practicable thereafter on the day of the making of the Agreed Rate Loan, and shall notify the Borrower of the Agreed Rate so determined. Such determination shall be conclusive absent manifest error.

     SECTION 2.15. REDUCTION OF INITIAL COMMITMENT AND NET REVOLVING LOAN
                   ------------------------------------------------------
COMMITMENT. Upon at least three (3) Business Days' written notice, the Borrower
-----------
may irrevocably elect to have the unused Initial Commitment or Net Revolving Loan Commitment terminated in whole or reduced in part provided, however, that any such partial reduction shall be in a minimum amount of Twenty Five Thousand ($25,000.00) Dollars, or whole multiples thereof. The Initial Commitment or Net Revolving Loan Commitment, once terminated or reduced, shall not be reinstated without the express written approval of the Bank.

     SECTION 2.16. PREPAYMENT. (a) The Borrower shall have the right at any time
                   -----------
and from time to time to prepay any Prime Rate Loan, in whole or in part, without premium or penalty on the same day on which telephonic notice is given to the Bank (immediately confirmed in writing) of such prepayment provided, however, that each such prepayment shall be on a Business Day and shall be in an aggregate principal amount which is an integral multiple of $100,000.00.

     (b) The Borrower shall have the right at any time and from time to time, subject to the provisions of this Agreement, to prepay any Agreed Rate Loan, in whole (but not in part) upon at least three (3) Business Days' prior irrevocable written notice to the Bank; provided, however, that each such prepayment shall be on a Business Day.

     (c) The notice of prepayment under this Section 2.16 shall set forth the prepayment date and the principal amount of the Loan being prepaid and shall be irrevocable and shall commit the Borrower to prepay such Loan by the amount and on the date stated therein. All prepayments shall be accompanied by accrued interest on the principal amount being prepaid to the date of prepayment. Each prepayment under this Section 2.16 shall be applied first towards unpaid interest on the amount being prepaid and then towards the principal in whole or partial prepayment of Loans by the Borrower. In the absence of such specification, amounts being prepaid shall be applied first to any Prime Rate Loan then outstanding and then to Agreed Rate Loans in the order of the expiration of their respective Interest Periods. In the case of the First Converted Term Loan and the Second Converted Term Loan, all partial prepayments of Loans shall be applied to installments of principal in the inverse order of maturity.

     SECTION 2.17 REIMBURSEMENT BY BORROWER; YIELD MAINTENANCE FEE. At any time
                  -------------------------------------------------
that the Bank maintains a Fixed Rate Loan, the Borrower shall have the right at any time and from time to time to prepay the applicable Fixed Rate Loan in whole (but not in part), and the Borrower shall pay to the Bank a yield maintenance fee in an amount computed as follows. The current rate for United States Treasury securities (U.S. Treasury Bills on a discounted basis shall be converted to a bond equivalent) with a maturity date closest to the Maturity Date (or last day of an Interest Period, as the case may be) of the Loan(s) chosen by the Borrower as to which the prepayment is made (hereinafter, and in each case, as applicable, the "Term") shall be subtracted from the "cost of funds" component of the fixed rate in effect with respect to the applicable Fixed Rate Loan(s) at the time of prepayment. If the result is zero or a negative number, there shall be no yield maintenance fee. If the result is a positive number, then the resulting percentage shall be multiplied by the amount of the principal balance of the applicable Fixed Rate Loan(s) being prepaid. The resulting amount shall be divided by 360 and multiplied by the number of days remaining in the Term. Said amount shall be reduced to present value calculated by using the number of days remaining in the Term and using the above referenced United States Treasury security rate and the number of days remaining in the Term. The resulting amount shall be the yield maintenance fee due to the Bank upon prepayment of a Fixed Rate Loan. For purposes hereof, the term "cost of funds" means the per annum rate of interest which Bank is required to pay, or is offering to pay, for wholesale liabilities, adjusted for reserve requirements and such other requirements as may be imposed by federal, state or local government and regulatory agencies, as determined by the Bank or any affiliate of the Bank. The determination of the yield maintenance fee due pursuant to this
Section 2.17 shall be conclusive evidence of such amount absent manifest error.

     If by reason of an Event of Default the Bank elects to declare a Fixed Rate Loan to be immediately due and payable, then any yield maintenance fee with respect to Fixed Rate Loans shall become due and payable in the same manner as though the Borrower had exercised such right of prepayment. For purposes hereof, the term "cost of funds" means the per annum rate of interest which the Bank is required to pay, or is offering to pay, for wholesale liabilities, adjusted for reserve requirements and such other requirements as may be imposed by federal, state or local government and regulatory agencies, as determined by the Bank or any affiliate thereof.

     SECTION 2.18. STATUTORY RESERVES. It is understood that the cost to the
                   -------------------
Bank of making or maintaining Fixed Rate Loans may fluctuate as a result of the applicability of, or change in, Statutory Reserves. The Borrower agrees to pay to the Bank from time to time, as provided in Section 2.19 below, such amounts as shall be necessary to compensate the Bank for the portion of the cost of making or maintaining any Fixed Rate Loans made by it resulting from any change in such Statutory Reserves, it being understood that the rates of interest applicable to Fixed Rate Loans hereunder have been determined on the basis of Statutory Reserves in effect at the time of determination of the Agreed Rate and that such rates do not reflect costs imposed on the Bank in connection with any change to such Statutory Reserves.

     SECTION 2.19. INCREASED COSTS. If, after the date of this Agreement, the
                   ----------------
adoption of, or any change in, any applicable law, regulation, rule or directive, or any interpretation thereof by any authority charged with the administration or interpretation thereof:

     (i) subjects the Bank to any tax with respect to its Commitment, the Loans, the Notes or on any amount paid or to be paid under or pursuant to this Agreement, the Loans or the Notes (other than any income, franchise or other tax measured by or based upon the overall net income or net worth of the Bank);

     (ii) changes the basis of taxation of payments to the Bank of any amounts payable hereunder (other than any income, franchise or other tax measured by or based upon the overall net income or net worth of the Bank);

     (iii) imposes, modifies or deems applicable any reserve, capital adequacy or deposit requirements against any assets held by, deposits with or for the account of, or loans made by, the Bank; or

     (iv) imposes on the Bank any other condition affecting its Commitment, the Loans, the Notes or this Agreement; and the result of any of the foregoing is to increase the cost to the Bank of maintaining this Agreement or the Commitment or making the Loans, or to reduce the amount of any payment (whether of principal, interest or otherwise) receivable by the Bank or to require the Bank to make any payment on or calculated by reference to the gross amount of any sum received by it, in each case by an amount which the Bank in its sole judgment deems material, then and in any such case:

          (a) the Bank shall promptly advise the Borrower of such event, together with a certification by an officer of the Bank stating the date thereof, the amount of such increased cost or reduction or payment and the way in which such amount has been calculated; and

          (b) the Borrower shall pay to the Bank, within ten (10) days after the advice referred to in subsection (a) hereinabove, such an amount or amounts as will compensate the Bank for such additional cost, reduction or payment for so long as the same shall remain in effect.

     The determination of the Bank as to additional amounts payable pursuant to this Section 2.19 shall be conclusive evidence of such amounts absent manifest error.

     SECTION 2.20. CAPITAL ADEQUACY. If the Bank shall have determined that the
                   -----------------
applicability of any law, rule, regulation or guideline, or the adoption after the date hereof of any other law, rule, regulation or guideline regarding capital adequacy, or any change in any of the foregoing or in the interpretation or administration of any of the foregoing by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank (or any lending office of the Bank) or the Bank's holding company with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the Bank's capital or on the capital of the Bank's holding company, if any, as a consequence of its obligations hereunder to a level below that which the Bank or the Bank's holding company could have achieved but for such adoption, change or compliance (taking into consideration the Bank's policies and the policies of the Bank's holding company with respect to capital adequacy) by an amount deemed by the Bank to be material, then from time to time the Borrower shall pay to the Bank such additional amount or amounts as will compensate the Bank or the Bank's holding company for any such reduction suffered. An officer of the Bank shall provide a certification demonstrating a calculation of such amount(s) in reasonable detail.

     SECTION 2.21. CHANGE IN LEGALITY. (a) Notwithstanding anything to the
                   -------------------
contrary contained elsewhere in this Agreement, if any change after the date hereof in law, rule, regulation, guideline or order, or in the interpretation thereof by any governmental authority charged with the administration thereof, shall make it unlawful for the Bank to make or maintain any Agreed Rate Loan or to give effect to its obligations as contemplated hereby with respect to a Fixed Rate Loan, then, by written notice to the Borrower, the Bank may:

          (i) declare that Agreed Rate Loans will not thereafter be made hereunder, whereupon the Borrower shall be prohibited from requesting such Agreed Rate Loans hereunder unless such declaration is subsequently withdrawn; and

          (ii) require that, subject to the provisions of Section 2.17, all outstanding Fixed Rate Loans made by it be converted to one or more Prime Rate Loans, whereupon all of such Fixed Rate Loans shall be automatically converted to one or more Prime Rate Loans as of the effective date of such notice as provided in paragraph (b) below.

     (b) For purposes of this Section 2.21, a notice to the Borrower by the Bank pursuant to paragraph (a) above shall be effective, for the purposes of paragraph (a) above, if lawful, and if any Agreed Rate Loans shall then be outstanding, on the last day of the then current Interest Period; otherwise, such notice shall be effective on the date of receipt by the Borrower.

     SECTION 2.22. INDEMNITY. The Borrower will indemnify the Bank against any
                   ----------
loss or expense which the Bank may sustain or incur as a consequence of any default in payment or prepayment of the principal amount of any Loan or any part thereof or interest accrued thereon, as and when due and payable (at the due date thereof, by notice of prepayment or otherwise), or the occurrence of any Event of Default, including but not limited to any loss or expense sustained or incurred in liquidating or employing deposits from third parties acquired to affect or maintain such Loan or any part thereof. When claiming under this
Section 2.22, the Bank shall provide to the Borrower a certificate, signed by an officer of the Bank, explaining the amount of any such loss or expense (including the calculation of such amount), which certificate shall, in the absence of manifest error, be prima facie evidence with respect to the matters covered thereby and parties hereto.

     SECTION 2.23. CHANGE IN AVAILABILITY OF RATES. In the event, and on each
                   --------------------------------
occasion, that, on the day the interest rate for any Fixed Rate Loan is to be determined, the Bank shall have determined (which determination, absent manifest error, shall be conclusive and binding upon the Borrower) that reasonable means do not exist for ascertaining the rate of interest to be applied to such Fixed Rate Loans, Loans based on such rate (or rates) shall be unavailable. The Bank shall, as soon as practicable thereafter, given written, telex or telephonic notice of such determination of unavailability to the Borrower. Any request by the Borrower for an unavailable Fixed Rate Loan shall be deemed to have been a request for a Prime Rate Loan. After such notice shall have been given and until the Bank shall have notified the Borrower that the circumstances giving rise to such notice no longer exist, each subsequent request for an unavailable Fixed Rate Loan shall be deemed to be a request for a Prime Rate Loan.

     SECTION 2.24. AUTHORIZATION TO DEBIT BORROWER'S ACCOUNT. The Bank is hereby
                   ------------------------------------------
authorized to debit the Borrower's account maintained with the Bank for (i) all scheduled payments of principal and/or interest under the Notes, and (ii) any fees and all other amounts due hereunder; all such debits to be made on the days such payments are due in accordance with the terms hereof.

     SECTION 2.25. LATE CHARGES; DEFAULT INTEREST. If the entire amount of any
                   -------------------------------
required principal and/or interest is not paid in full within ten (10) Business Days after the same is due, Borrower shall pay to the Bank a late fee equal to five percent (5%) of the required payment. Upon default or after maturity or after judgment has been rendered on any agreement, instrument or document underlying the Debt of the Borrower to the Bank incurred in connection with this Agreement, or in the Event of Default as defined herein, Borrower's right to select pricing options shall cease and the unpaid principal of all advances shall, at the option of the Bank, bear interest at a rate which is four (4) percentage points per annum greater than that which would otherwise be applicable.

     SECTION 2.26. PAYMENTS. All payments by the Borrower hereunder or under the
                   ---------
Notes shall be made in Dollars in immediately available funds at the office of the Bank by 12:00 noon, New York City time on the date on which such payment shall be due. Interest on the Notes shall accrue from and including the date of each Loan to but excluding the date on which such Loan is paid in full or refinanced with a Loan of a different type.

     SECTION 2.27. INTEREST ADJUSTMENTS. (a) If the provisions of this Agreement
                   ---------------------
or the Notes would at any time otherwise require payment by the Borrower to the Bank of any amount of interest in excess of the maximum amount then permitted by applicable law the interest payments shall be reduced to the extent necessary so that the Bank shall not receive interest in excess of such maximum amount. To the extent that, pursuant to the foregoing sentence, the Bank shall receive interest payments hereunder or under the Notes in an amount less than the amount otherwise provided, such deficit (hereinafter called the "Interest Deficit") will cumulate and will be carried forward (without interest) until the termination of this Agreement. Interest otherwise payable to the Bank hereunder and under the Notes for any subsequent period shall be increased by such maximum amount of the Interest Deficit that may be so added without causing the Bank to receive interest in excess of the maximum amount then permitted by applicable law.

     (b) The amount of the Interest Deficit shall be treated as a prepayment penalty and paid in full at the time of any optional prepayment by the Borrower to the Bank of all outstanding Loans. The amount of the Interest Deficit relating to the Notes at the time of any complete payment of the Notes at that time outstanding (other than an optional prepayment thereof) shall be cancelled and not paid.

     SECTION 2.28. ASSIGNMENTS AND PARTICIPATIONS. The Bank shall have the
                   -------------------------------
unrestricted right at any time and from time to time, and without Borrower's consent, to assign all or any portion of its rights and obligations hereunder to one or more banks or other financial institutions (each, an "Assignee"), and the Borrower agrees that it shall execute, or cause to be executed, such documents including, without limitation, amendments to this Agreement and to any other documents, instruments and agreements executed in connection herewith as the applicable Bank shall deem necessary to effect the foregoing. In addition, at the request of the Bank and any such Assignee, Borrower shall issue one or more new promissory notes, as applicable, to any such Assignee and, if the applicable Bank has retained any of its rights and obligations hereunder following such assignment, to the Bank, which new promissory notes shall be issued in replacement of, but not in discharge of, the liability evidenced by the Note held by the Bank prior to such assignment and shall reflect the amount of the Commitment and Loans held by such Assignee and the Bank after giving effect to such assignment. Upon the execution and delivery of appropriate assignment documentation, amendments and any other documentation required by the Bank in connection with such assignment, and the payment by Assignee of the purchase price agreed to by the Bank and such Assignee, such Assignee shall be a party to this Agreement and shall have all of the rights and obligations of a Bank hereunder (and under any and all other Loan Documents executed in connection herewith) to the extent that such rights and obligations have been assigned by the applicable Bank pursuant to the assignment documentation between the Bank and such Assignee, and the Bank shall be released from its obligations hereunder and thereunder to a corresponding extent.

     The Bank shall have the unrestricted right at any time and from time to time, and without the consent of or notice to the Borrower to grant to one or more banks or other financial institutions (each, a "Participant") participating interests in the Bank's Commitment hereunder and/or any or all of the Loans or other Debt of the Borrower held by such Bank hereunder. In the event of any such grant by the Bank of a participating interest to a Participant, whether or not upon notice to the Borrower, the applicable Bank shall remain responsible for the performance of its obligations hereunder and the Borrower shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations hereunder.

     The Bank may furnish any information concerning the Borrower in its possession from time to time to prospective Assignees and Participants, provided that the Bank shall require any such prospective Assignee and Participant to agree in writing to maintain the confidentiality of such information.

     SECTION 2.29. PLEDGE OF BANK OBLIGATIONS. The Bank may at any time pledge
                   ---------------------------
all or any portion of its rights under the Loan Documents including any portion of the Notes to any of the twelve (12) Federal Reserve Banks organized under
Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or enforcement thereof shall release the Bank from its obligations under any of the Loan Documents.

     SECTION 2.30. COLLATERAL SECURITY.
                   --------------------

     (a) In order to secure the due payment and performance by the Borrower of its indebtedness, liabilities and obligations to the Bank under the Loans, simultaneously with the execution and delivery of this Agreement, the Borrower shall:

          (i) Grant to the Bank a first priority perfected security interest on all of the Borrower's now owned and hereafter acquired personal property and assets and proceeds thereof (but excluding any and all real property), by the execution and delivery to the Bank of a security agreement in form and substance satisfactory to the Bank (the "Borrower Security Agreement"); and

          (ii) Execute and deliver or cause to be executed and delivered such other agreements, instruments and documents as the Bank may reasonably require in order to effect the purposes of the Borrower Security Agreement.

     (b) All of the agreements, instruments and documents provided for or referred to in this Section 2.30 are hereinafter sometimes referred to collectively as the "Security Documents".


                                   ARTICLE III
                              CONDITIONS OF LENDING

     SECTION 3.01. CONDITIONS PRECEDENT TO THE MAKING OF THE INITIAL LOAN. The
                   -------------------------------------------------------
obligation of the Bank to make the initial Loan under this Agreement is subject to the condition precedent that the Bank shall have received from the Borrower and each other Loan Party, as applicable, the following, in form and substance satisfactory to the Bank and its counsel:

     (a) This Agreement and the Revolving Credit Note, each duly executed by the Borrower and payable to the order of the Bank.

     (b) Certified (as of the date of this Agreement) copies of the resolutions of the Board of Directors of each Loan Party authorizing the Loans and authorizing and approving this Agreement and the other Loan Documents and the execution, delivery and performance thereof and certified copies of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement and the other Loan Documents.

     (c) A certificate of the Secretary or an Assistant Secretary (attested to by another officer) of each Loan Party certifying: (i) the names and true signatures of the officer or officers of the Loan Party authorized to sign the Loan Documents to be delivered hereunder on behalf of such Loan Party; and (ii) a copy of each Loan Party's by-laws as complete and correct on the date of this Agreement.

     (d) Copies of the certificate of incorporation and all amendments thereto of the Borrower and each other Loan Party certified by the Secretary of State (or equivalent officer) of the applicable state of incorporation and a certificate of existence and good standing with respect to such Loan Party from the applicable Secretary of State (or equivalent officer) of its state of incorporation and from the Secretary of State (or equivalent officer) of any state in which such Loan Party is authorized to do business.

     (e) An opinion of Thelen Reid & Priest LLP, counsel for the Loan Parties as to certain matters referred to in Article IV hereof and as to such other matters as the Bank or its counsel may reasonably request.

     (f) From (1) the Borrower, an executed Borrower Security Agreement giving to the Bank a first priority security interest in all personal property and assets of the Borrower, whether now owned or hereafter acquired; and (2) each domestic Subsidiary of the Borrower, a Guaranty in the form of Exhibit E annexed hereto together with a security agreement in substantially the same form as the Borrower Security Agreement.

     (g) From the Borrower and each Guarantor, UCC-1 filings perfecting the Bank's security interests in the Collateral.

     (h) A property damage insurance policy for the Collateral in the amount of the greater of (1) the replacement value of the Collateral or (2) the principal amount outstanding under the Loans, naming the Bank as loss payee with an insurance company acceptable to the Bank. The policy shall provide for thirty
(30) days prior written notice to the Bank of cancellation or change.

     (i) The following statements shall be true and the Bank shall have received a certificate signed by the President or Chief Financial Officer of the Borrower dated the date hereof, stating that:

          (i) The representations and warranties contained in Article IV of this Agreement and in the Loan Documents are true and correct on and as of such date; and

          (ii) No Default or Event of Default has occurred and is continuing, or would result from the making of the initial Loan.

     (j) The Borrower shall have previously paid the Bank facility fee in the amount of $15,000.00.

     (k) The existing mortgage loan made by The Chase Manhattan Bank shall have been repaid in full and the mortgage securing such loan shall have been satisfied of record.

     (l) All schedules, documents, certificates and other information provided to the Bank pursuant to or in connection with this Agreement including, without limitation, an audit of the Borrower's accounts receivable shall be satisfactory to the Bank and its counsel in all respects.

     (m) All legal matters incident to this Agreement and the Loan transactions contemplated hereby shall be satisfactory to Cullen and Dykman, counsel to the Bank.

     (n) Receipt by the Bank of such other approvals, opinions or documents as the Bank or its counsel may reasonably request.

     SECTION 3.02. CONDITIONS PRECEDENT TO ALL REVOLVING CREDIT LOANS. The
                   ---------------------------------------------------
obligations of the Bank to make each Revolving Credit Loan (including the initial Revolving Credit Loan) shall be subject to the further condition precedent that on the date of such Revolving Credit Loan:

     (a) If the proposed Revolving Credit Loan relates to a purported Permitted
Acquisition: (1) The Bank shall have received a Pro Forma Compliance Certification with respect thereto; (2) the applicable acquisition shall meet each of the criteria of the set out in alternative number (1) or alternative number (2) within the definition of "Permitted Acquisition"; (3) in the event the Borrower intends to use an Acquisition Sub in connection therewith, the Bank shall have received (i) a Guarantee executed by the applicable Acquisition Sub and security documents granting the Bank a perfected security interest in all assets of the applicable Acquisition Sub (together with documentation subordinating such Guarantee and such security interest to the applicable Seller Notes); (ii) certificates representing 100% of the shares of common stock of such Acquisition Sub (together with stock powers endorsed in blank); (iii) pledge documentation granting the Bank a first lien, pledge and security interest in such stock; and (4) in the event the requested Revolving Credit Loan is in excess of $1,000,000.00, the Bank shall have issued its prior written consent to the acquisition underlying the making of such Loan.

     (b) The following statements shall be true and the Bank shall have received a certificate signed by the President or the Chief Financial Officer of the Borrower dated the date of such Revolving Credit Loan, stating that:

          (i) The representations and warranties contained in Article IV of this Agreement and in the Loan Documents are true and correct on and as of such date as though made on and as of such date; and

          (ii) No Default or Event of Default has occurred and is continuing, or would result from such Revolving Credit Loan.

     (c) The Bank shall have received such other approvals, opinions or documents as the Bank may reasonably request.

     SECTION 3.03. CONDITIONS PRECEDENT TO EACH CONVERTED TERM LOAN. The
                   -------------------------------------------------
obligation of the Bank to make each Converted Term Loan shall be subject to the condition precedent that the Bank shall have received on or before the applicable Conversion Date, all of the documents required by Sections 3.01 and 3.02, and each of the following, in form and substance satisfactory to the Bank and its counsel:

     (a) The applicable Converted Term Loan Note, duly executed by the Borrower.

     (b) The following statements shall be true and the Bank shall have received a certificate signed by the President or the Chief Financial Officer of the Borrower dated the applicable Conversion Date, stating that:

          (i) The representations and warranties contained in Article IV of this Agreement and in the Loan Documents are true and correct on the date of such certificate as though made on and as of such date; and

          (ii) No Default or Event of Default has occurred and is continuing, or would result from the making of the applicable Converted Term Loan.

     (c) Additional Documentation. The Bank shall have received such other
         -------------------------
approvals, opinions, or documents as the Bank or its counsel may reasonably request.


                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES


     SECTION 4.01. REPRESENTATIONS AND WARRANTIES. On the date hereof, on each
                   -------------------------------
date that the Borrower requests a Loan and on each Conversion Date, the Borrower and each other Loan Party represents and warrants as follows:

     (a) On the date hereof, the only Subsidiaries of the Borrower are those set forth on Schedule 4.01(a) annexed hereto, which Schedule accurately sets forth with respect to each such Subsidiary, its name and address, any other addresses at which it conducts business, its state of incorporation and each other jurisdiction in which it is qualified to do business and the identity and share holdings of its stockholders. Except as set forth on Schedule 4.01(a), all of the issued and outstanding shares of each Subsidiary which are owned by the Borrower are owned by the Borrower free and clear of any mortgage, pledge, lien or encumbrance. Except as set forth on Schedule 4.01(a), there are not outstanding any warrants, options, contracts or commitments of any kind entitling any Person to purchase or otherwise acquire any shares of common or capital stock or other equity interest of the Borrower or any Subsidiary of the Borrower, nor are there outstanding any securities which are convertible into or exchangeable for any shares of the common or capital stock of the Borrower or any Subsidiary of the Borrower.

     (b) Each Loan Party is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and each has the corporate power to own its assets and to transact the business in which it is presently engaged and is duly qualified and is in good standing in all other jurisdictions where the character or nature of its business requires such qualification.

     (c) The execution, delivery and performance by each Loan Party of the Loan Documents to which it is a party are within such Loan Party's corporate power and has been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of the stockholders of such Loan Party; (ii) do not contravene such Loan Party's certificate of incorporation, charter or by-laws; (iii) violate any provision of or any law, rule, regulation, contractual restriction, order, writ, judgment, injunction, or decree, determination or award binding on or affecting such Loan Party; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement, or any other agreement, lease or instrument to which such Loan Party is a party or by which it or its properties may be bound or affected; and (v) result in, or require, the creation or imposition of any Lien (other than the Lien of the Loan Documents) upon or with respect to any of the properties now owned or hereafter acquired by such Loan Party.

     (d) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by each Loan Party of any Loan Document to which it is a party, except authorizations, approvals, actions, notices or filings which have been obtained, taken or made, as the case may be.

     (e) The Loan Documents when delivered hereunder will have been duly executed and delivered on behalf of each Loan Party and will be legal, valid and binding obligations of each Loan Party, enforceable against each Loan Party accordance with their respective terms.

     (f) The financial statements of the Borrower for the fiscal year ended April 30, 1998, copies of which have been furnished to the Bank, fairly present the financial condition of the Borrower as at such date and the results of operations of the Borrower for the period ended on such date, all in accordance with GAAP, and since such date there has been (i) no material increase in the liabilities of the Borrower and (ii) no Material Adverse Change in the Borrower.

     (g) There is no pending or threatened action, proceeding or investigation affecting the Borrower, or any Subsidiary of the Borrower, before any court, governmental agency or arbitrator, which may either in one case or in the aggregate, result in a Material Adverse Change in the Borrower.

     (h) The Borrower and each Subsidiary have filed all federal, state and local tax returns required to be filed and have paid all taxes, assessments and governmental charges and levies thereon to be due, including interest and penalties.

     (i) The Borrower and each Subsidiary of the Borrower possess all licenses, permits, franchises, patents, copyrights, trademarks and trade names, or rights thereto, to conduct their respective businesses substantially as now conducted and as presently proposed to be conducted, and neither the Borrower nor any such Subsidiary is in violation of any similar rights of others.

     (j) The Borrower is not a party to any indenture, loan or credit agreement or any other agreement, lease or instrument or subject to any charter or corporate restriction which could result in a Material Adverse Change in the Borrower.

     (k) The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation G, T, U or X), and no proceeds of any Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock or in any other way which will cause the Borrower to violate the provisions of Regulations G, T, U or X.

     (l) No proceeds of any Loan will be used to acquire any security in any transaction which is subject to Sections 13 or 14 of the Securities Exchange Act of 1934.

     (m) The Borrower and each Subsidiary of the Borrower are in all material respects in compliance with all federal and state laws and regulations in all jurisdictions where the failure to comply with such laws or regulations could result in a Material Adverse Change in the Borrower or any such Subsidiary.

     (n) The Borrower, each Subsidiary of the Borrower and each ERISA Affiliate are in compliance in all material respects with all applicable provisions of ERISA. Neither a Reportable Event nor a Prohibited Transaction has occurred and is continuing with respect to any Plan; no notice of intent to terminate a Plan has been filed nor has any Plan been terminated; no circumstances exist which constitute grounds under Section 4042 of ERISA entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administrate, a Plan, nor has the PBGC instituted any such proceedings; neither the Borrower, any Subsidiary of the Borrower nor any ERISA Affiliate has completely or partially withdrawn under Sections 4201 or 4204 of ERISA from a Multiemployer Plan; the Borrower, each Subsidiary of the Borrower and each ERISA Affiliate have met their minimum funding requirements under ERISA with respect to all of their Plans and the present fair market value of all Plan assets exceeds the present value of all vested benefits under each Plan, as determined on the most recent valuation date of the Plan in accordance with the provisions of ERISA for calculating the potential liability of the Borrower, any such Subsidiary or any ERISA Affiliate to PBGC or the Plan under Title IV of ERISA; and neither the Borrower, any such Subsidiary nor any ERISA Affiliate has incurred any liability to the PBGC under ERISA.

     (o) The Borrower and each Subsidiary of the Borrower are in Material Compliance with all federal, state or local laws, ordinances, rules, regulations or policies governing Hazardous Materials and neither the Borrower nor any such Subsidiary has used Hazardous Materials on, from, or affecting any property now owned or occupied or hereafter owned or occupied by the Borrower or any such Subsidiary in any manner which violates federal, state or local laws, ordinances, rules, regulations or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of Hazardous Materials, and that to the best of the Borrower's and such Subsidiaries' knowledge, no prior owner of any such property or any tenant, subtenant, prior tenant or prior subtenant have used Hazardous Materials on, from or affecting such property in any manner which violates federal, state or local laws, ordinances, rules, regulations, or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of Hazardous Materials.

     (p) The proceeds of the Loans shall be used exclusively for the purposes set forth in Section 2.13 hereof.

     (q) The properties and assets of the Borrower are not subject to any Lien other than those described in Section 5.02(a) hereof.

     (r) Neither the business nor the properties of the Borrower, or any Subsidiary of the Borrower are affected by any fire, explosion, accident, strike, hail, earthquake, embargo, act of God or of the public enemy, or other casualty (whether or not covered by insurance), which could result in a Material Adverse Change in the Borrower.

     (t) The Liens on the Collateral created by the Borrower Security Agreement constitute valid first priority Liens in favor of the Bank.

     (u) Schedule 4.01(x) is a complete and correct list of all credit agreements, indentures, purchase agreements, guaranties, Capital Leases, and other investments, agreements and arrangements presently in effect providing for or relating to extensions of credit (including agreements and arrangements for the issuance of letters of credit or for acceptance financing) in respect of which the Borrower are in any manner directly or contingently obligated, and the maximum principal or face amounts of the credit in question, outstanding or to be outstanding, are correctly stated, and all Liens of any nature given or agreed to be given as security therefor are correctly described or indicated in such Schedule.

     (v) The Borrower has reviewed the Year 2000 Risk and is taking such action as may be necessary to ensure that the year 2000 Risk will not adversely affect its business operations and/or its financial condition.

     (w) The Borrower will be Year 2000 Compliant by January 1, 2000.

     (x) There has not occurred any event or circumstance that has resulted or is reasonably likely to result in any Material Adverse Change in the business or financial condition of the Borrower.


                                    ARTICLE V
                            COVENANTS OF THE BORROWER


     SECTION 5.01. AFFIRMATIVE COVENANTS. So long as any amount shall remain
                   ----------------------
outstanding under any Note, or so long as the Commitment shall remain in effect, the Borrower will, unless the Bank shall otherwise consent in writing:

     (a) Compliance with Laws, Etc. Comply, and cause each Subsidiary of the
         --------------------------
Borrower to comply, in all material respects with all applicable laws, rules, regulations and orders, where the failure to so comply could result in a Material Adverse Change in the Borrower or any such Subsidiary.

     (b) Reporting Requirements. Furnish to the Bank: (i) Annual Financial
         -----------------------                          ----------------
Statements. As soon as available and in any event within ninety (90) days after
-----------
the end of each fiscal year of the Borrower, a copy of the audited consolidated financial statements of the Borrower for such year, including balance sheets with related statements of income and retained earnings and statements of cash flows, all in reasonable detail and setting forth in comparative form the figures for the previous fiscal year, together with an unqualified opinion, prepared by independent certified public accountants selected by the Borrower and satisfactory to the Bank (in each case, a "CPA Firm"), and such financial statements shall be accompanied by an opinion of the CPA Firm which (i) shall not disclaim the CPA Firm's obligation to address the Year 2000 Risk as it relates to the Borrower's liabilities or contingent liabilities; and (ii) shall not be qualified due to the Borrower's possible failure to take all appropriate steps to successfully address the Year 2000 Risk.

     (ii)(1) Quarterly Financial Statements. As soon as available and in any
             -------------------------------
event within forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, a copy of the consolidated financial statements of the Borrower for such quarter, including a balance sheet with related statements of income and retained earnings and a statement of cash flows, all in reasonable detail and setting forth in comparative form the figures for the comparable quarter for the previous fiscal year, prepared, and certified by the chief financial officer of the Borrower has having been prepared, in accordance with GAAP.

     (2) Schedules as to Accounts Receivable. As soon as available and in any
         ------------------------------------
event within 20 days after the end of each month, an accounts receivable aging schedule (with agings from date of invoice) of the Borrower on a consolidated basis.

     (iii) Management Letters. Promptly upon receipt thereof, copies of any
           -------------------
reports submitted to the Borrower by its CPA Firm in connection with the examination of the financial statements of the Borrower.

     (iv) Certificate of No Default. Simultaneously with the delivery of the
          --------------------------
financial statements referred to in Section 5.01(b)(i) and (ii), a certificate of the President or the Chief Financial Officer of the Borrower (1) certifying that no Default or Event of Default has occurred and is continuing, or if a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof and the action which is proposed to be taken with respect thereto; and (2) with computations demonstrating compliance with the covenants contained in Section 5.03.

     (v) Accountants' Report. Simultaneously with the delivery of the annual
         --------------------
financial statements referred to in Section 5.01(b)(i), a certificate of the CPA Firm who audited such statements to the effect that, in making the examination necessary for the audit or review of such statements, they have obtained no knowledge of any condition or event which constitutes a Default or Event of Default, or if such accountants shall have obtained knowledge of any such condition or event, specify in such certificate each such condition or event of which they have knowledge and the nature and status thereof.

     (vi) Notice of Litigation. Promptly after the commencement thereof, notice
          ---------------------
of all actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency, or instrumentality, domestic or foreign, affecting the Borrower or any Subsidiary of the Borrower which, if determined adversely to the Borrower or any such Subsidiary could result in a Material Adverse Change in the Borrower.

     (vii) Notice of Defaults and Events of Default. As soon as possible and in
           -----------------------------------------
any event within five (5) days after the occurrence of each Default or Event of Default, a written notice setting forth the details of such Default or Event of Default and the action which is proposed to be taken by the Borrower with respect thereto.

     (viii) ERISA Reports. Promptly after the filing or receiving thereof,
            --------------
copies of all reports, including annual reports, and notices which the Borrower or any Subsidiary of the Borrower files with or receives from the PBGC, the Internal Revenue Service or the U.S. Department of Labor under ERISA; and as soon as possible after the Borrower or any such Subsidiary knows or has reason to know that any Reportable Event or Prohibited Transaction has occurred with respect to any Plan or that the PBGC or the Borrower or any such Subsidiary has instituted or will institute proceedings under Title IV of ERISA to terminate any Plan, the Borrower will deliver to the Bank a certificate of the President or the Chief Financial Officer of the Borrower setting forth details as to such Reportable Event or Prohibited Transaction or Plan termination and the action the Borrower proposes to take with respect thereto.

     (ix) Reports to Other Creditors. Promptly after the furnishing thereof,
          ---------------------------
copies of any statement or report furnished to any other party pursuant to the terms of any indenture, loan, or credit or similar agreement and not otherwise required to be furnished to the Bank pursuant to any other clause of this
Section 5.01(b).

     (x) Proxy Statements, Etc. Promptly after the sending or filing thereof,
         ----------------------
copies of all proxy statements, financial statements and reports which the Borrower sends to its stockholders, and copies of all regular, periodic, and special reports, and all registration statements which the Borrower files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or with any national securities exchange.

     (xi) Notice of Affiliates. Promptly after any Person becomes an Affiliate
          ---------------------
of the Borrower, notice to the Bank of such Affiliate.

     (xii) General Information. Such other information respecting the condition
           --------------------
or operations, financial or otherwise, of the Borrower or any Subsidiary of the Borrower as the Bank may from time to time reasonably request.

     (c) Taxes. Pay and discharge, and cause its Subsidiaries to pay and
         ------
discharge, all taxes, assessments and governmental charges upon it or them, its or their income and its or their properties prior to the dates on which penalties are attached thereto, unless and only to the extent that (i) such taxes shall be contested in good faith and by appropriate proceedings by the Borrower or any such Subsidiary, as the case may be; (ii) there be adequate reserves therefor in accordance with GAAP entered on the books of the Borrower or any such Subsidiary; and (iii) no enforcement proceedings against the Borrower or any such Subsidiary have been commenced.

     (d) Corporate Existence. Preserve and maintain, and cause its Subsidiaries
         --------------------
to preserve and maintain, their corporate existence and good standing in the jurisdiction of their incorporation and the rights, privileges and franchises of the Borrower and each such Subsidiary in each case where failure to so preserve or maintain could result in a Material Adverse Change in the Borrower or such Subsidiary.

     (e) Maintenance of Properties and Insurance. (i) Keep, and cause any
         ----------------------------------------
Subsidiaries to keep, the respective properties and assets (tangible or intangible) that are useful and necessary in its business, in good working order and condition, reasonable wear and tear excepted; (ii) maintain, and cause any Subsidiaries to maintain, insurance with financially sound and reputable insurance companies or associations in such amounts and covering such risks as are usually carried by companies engaged in similar businesses and owning properties doing business in the same general areas in which the Borrower and any such Subsidiaries operate; and (iii) cause the Bank to be named as loss payee on any such insurance policies.

     (f) Books of Record and Account. Keep, and cause any Subsidiaries to keep,
         ----------------------------
adequate records and proper books of record and account in which complete entries will be made in a manner to enable the preparation of financial statements in accordance with GAAP, reflecting all financial transactions of the Borrower and any such Subsidiaries.

     (g) Visitation. At any reasonable time, and from time to time during
         -----------
business hours and upon three days prior notice, permit the Bank or any agents or representatives thereof, to conduct audits of the Collateral and/or to examine and make copies of and abstracts from the books and records of, and visit the properties of, the Borrower and to discuss the affairs, finances and accounts of the Borrower with any of the respective officers or directors of the Borrower or the Borrower's CPA Firm. Upon default, or upon a determination by the Bank that a material adverse change in the financial condition, business or prospects of the Company may occur, the cost of each such Collateral audit shall be borne by the Borrower.

     (h) Performance and Compliance with Other Agreements. Perform and comply,
         -------------------------------------------------
and cause any Subsidiaries to perform and comply, with each of the provisions of each and every agreement the failure to perform or comply with which could result in a Material Adverse Change in the Borrower or any Subsidiary.

     (i) Continued Perfection of Liens and Security Interest. As and when
         ----------------------------------------------------
requested by the Bank, record or file or rerecord or refile the Loan Documents or a financing statement or any other filing or recording or refiling or rerecording in each and every office where and when necessary to preserve and perfect the security interests of the Loan Documents.

     (j) Pension Funding. Comply with the following and cause each ERISA
         ----------------
Affiliate of the Borrower or any Subsidiary of the Borrower to comply with the following:

          (i) engage solely in transactions which would not subject any of such entities to either a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Internal Revenue Code in either case in an amount in excess of $25,000.00;

          (ii) make full payment when due of all amounts which, under the provisions of any Plan or ERISA, the Borrower, any such Subsidiary or any ERISA Affiliate of any of same is required to pay as contributions thereto;

          (iii) all applicable provisions of the Internal Revenue Code and the regulations promulgated thereunder, including but not limited to Section 412 thereof, and all applicable rules, regulations and interpretations of the Accounting Principles Board and the Financial Accounting Standards Board;

          (iv) not fail to make any payments in an aggregate amount greater than $25,000.00 to any Multiemployer Plan that the Borrower, any such Subsidiary or any ERISA Affiliate may be required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto; or

          (v) not take any action regarding any Plan which could result in the occurrence of a Prohibited Transaction.

     (k) Licenses. Maintain at all times, and cause each Subsidiary to maintain
         ---------
at all times, all licenses or permits necessary to the conduct of its business or as may be required by any governmental agency or instrumentality thereof.

     (l) New Subsidiaries. Cause any Subsidiary of the Borrower formed under the
         -----------------
laws of one of the fifty United States after the date of this Agreement to become a Guarantor of all obligations of the Borrower to the Bank, whether incurred under this Agreement or otherwise and to secure its obligations as a Guarantor by granting to the Bank a first priority security interest in all personal property of such Subsidiary, provided however, security interests granted with respect to an Acquisition Sub shall be subordinate to the obligee of the applicable Seller Note in all respects until such Seller Note is paid in full. The Borrower shall cause the financial statements of each new Subsidiary to be included in the consolidated financial statements to be delivered pursuant to Section 5.01(b) hereof.

     SECTION 5.02. NEGATIVE COVENANTS. So long as any amount shall remain
                   -------------------
outstanding under any Note, or so long as the Commitment shall remain in effect, the Borrower will not, without the written consent of the Bank:

     (a) Liens, Etc. Create, incur, assume or suffer to exist, any Lien, upon or
         -----------
with respect to any of its properties, now owned or hereafter acquired, except:

          (i) Liens in favor of the Bank;

          (ii) Liens for taxes or assessments or other government charges or levies if not yet due and payable or if due and payable if they are being contested in good faith by appropriate proceedings and for which appropriate reserves are maintained;

          (iii) Liens imposed by law, such as mechanics', materialmen's, landlords', warehousemen's, and carriers' Liens, and other similar Liens, securing obligations incurred in the ordinary course of business which are not past due or which are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established;

          (iv) Liens under workers' compensation, unemployment insurance, Social Security, or similar legislation;

          (v) Liens, deposits, or pledges to secure the performance of bids, tenders, contracts (other than contracts for the payment of money), leases (permitted under the terms of this Agreement), public or statutory obligations, surety, stay, appeal, indemnity, performance or other similar bonds, or other similar obligations arising in the ordinary course of business;

          (vi) (A) Liens described in Schedule 5.02(a), provided that no such Liens shall be renewed, extended or refinanced; and (B) Liens of record which secured prior indebtedness of the Borrower and certain of its Subsidiaries to The Chase Manhattan Bank, which Liens the Borrower has undertaken to terminate of record not later than May 31, 1999;

          (vii) Judgment and other similar Liens arising in connection with court proceedings (other than those described in Section 6.01(f)), provided the execution or other enforcement of such Liens is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings;

          (viii) Easements, rights-of-way, restrictions, and other similar encumbrances which, in the aggregate, do not materially interfere with the Borrower's occupation, use and enjoyment of the property or assets encumbered thereby in the normal course of its business or materially impair the value of the property subject thereto;

          (ix) Liens granted by Acquisition Subs to secure Seller Notes;

          (x) Purchase money Liens on any property hereafter acquired or the assumption of any Lien on property existing at the time of such acquisition, or a Lien incurred in connection with any conditional sale or other title retention agreement or a Capital Lease, provided that:

               (1) Any property subject to any of the foregoing is acquired by the Borrower in the ordinary course of its business or pursuant to a Permitted Acquisition and the Lien on any such property is created contemporaneously with such acquisition;

               (2) The obligation secured by any Lien so created, assumed, or existing shall not exceed one hundred (100%) percent of lesser of cost or fair market value of the property acquired as of the time of the Borrower acquiring the same;

               (3) Each such Lien shall attach only to the property so acquired and fixed improvements thereon; and

               (4) The obligation secured by such Lien is permitted by the provisions of Section 5.02(b) and the related expenditure is permitted by the provisions of Section 5.03(c).

     (b) Debt. Create, incur, assume, or suffer to exist, any Debt, except:
         -----

          (i) Debt of the Borrower under this Agreement or the Notes or any other Debt of the Borrower owing to the Bank;

          (ii) Debt described in Schedule 5.02(b), provided that no such Debt shall be renewed, extended or refinanced;

          (iii) Debt incurred in connection with Permitted Acquisitions (which for purposes hereof shall include stock issued by the Borrower as consideration therefor) in an amount not exceeding $10,000,000.00 in the aggregate;

          (iv) Accounts payable to trade creditors for goods or services which are not aged more than one hundred eighty (180) days from billing date and current operating liabilities (other than for borrowed money) which are not more than one hundred eighty (180) days past due, in each case incurred in the ordinary course of business and paid within the specified time, unless contested in good faith and by appropriate proceedings;

          (v) Debt of the Borrower secured by purchase money Liens permitted by
     Section 5.02(a)(ix); and

          (vi) Permitted Intercompany Debt, Permitted Acquisition Debt and Stock Appreciation/Option Expenses.

     (c) Merger; Acquisitions. Merge into, or consolidate with or into, or have
         ---------------------
merged into it, any Person; and, for the purpose of this subsection (d), except for Permitted Acquisitions, the acquisition or sale by the Borrower by lease, purchase or otherwise, of all, or substantially all, of the common stock or the assets of any Person or of it shall be deemed a merger of such Person with the Borrower.

     (d) Sale of Assets, Etc. Sell, assign, transfer, lease or otherwise dispose
         --------------------
of any of its assets, (including a sale lease back transaction) with or without recourse, except for (i) inventory disposed of in the ordinary course of business; and (ii) the sale or other disposition of assets no longer used or useful in the conduct of its business.

     (e) Investments, Etc. Make any Investment other than Permitted Investments
         -----------------
and Permitted Acquisitions.

     (f) Transactions With Affiliates. Except in the ordinary course of business
         -----------------------------
and pursuant to the reasonable requirements of the Borrower's or a Subsidiary's business and upon fair and reasonable terms no less favorable to the Borrower or the Subsidiary than would be obtained in a comparable arm's length transaction with a Person not an Affiliate, enter into any transaction, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate.

     (g) Prepayment of Outstanding Debt. Pay, in whole or in part, any
         -------------------------------
outstanding Debt (other than Debt owing to the Bank) of the Borrower which, by its terms, is not then due and payable.

     (h) Guarantees. Guaranty, or in any other way become directly or
         -----------
contingently obligated for any Debt of any other Person (including any agreements relating to working capital maintenance, take or pay contracts or similar arrangements) other than (i) the endorsement of negotiable instruments for deposit in the ordinary course of business; (ii) guarantees existing on the date hereof and set forth in Schedule 5.02(i) annexed hereto; or (iii) guarantees constituting Permitted Acquisition Debt.

     (i) Change of Business. Materially alter the nature of its business.
         -------------------

     (j) Fiscal Year. Change the ending date of its fiscal year from April 30,
         ------------
1999.

     (k) Losses. Incur a net loss for any fiscal year.
         -------

     (l) Accounting Policies. Change any accounting policies, except as
         --------------------
permitted by GAAP.

     (m) Change of Tax Status. Change its tax reporting status as a C
         ---------------------
corporation.

     (n) Dividends, Etc. Declare or pay any dividends, purchase, redeem, retire
         ---------------
or otherwise acquire for value any of its capital stock now or hereafter outstanding, or make any distribution of assets to its stockholders as such, whether in cash, assets, or in obligations of the Borrower; or allocate or otherwise set apart any sum for the payment of any dividend or distribution on, or for the purchase, redemption or retirement of any shares of its capital stock; or make any other distribution by reduction of capital or otherwise in respect of any share of its capital stock; provided, however, that absent the occurrence of an Event of Default, the Borrower may make payments on account of stock appreciation rights issued in respect of its stock.

     (o) Hazardous Material. Cause or permit any property owned or occupied by
         -------------------
the Borrower or any such Subsidiary to be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce or process Hazardous Materials, except in compliance with all applicable federal, state and local laws or regulations nor shall the Borrower or any such Subsidiary cause or permit, as a result of any intentional or unintentional act or omission on the part of the Borrower or any such Subsidiary or any tenant or subtenant, a release of Hazardous Materials onto any property owned or occupied by the Borrower or any such Subsidiary or onto any other property. The Borrower and each such Subsidiary shall not fail to be in Material Compliance with all applicable federal, state and local laws, ordinances, rules and regulations, whenever and by whomever triggered, and shall not fail to obtain and comply with, any and all approvals, registrations or permits required thereunder. The Borrower shall execute any documentation required by the Bank in connection with the representations, warranties and covenants contained in this paragraph and
Section 4.01 of this Agreement.

     (p) Capital Expenditures. Except in connection with Permitted Acquisitions,
         ---------------------
make Capital Expenditures during any fiscal year in an aggregate amount exceeding $400,000.00.

     SECTION 5.03. FINANCIAL REQUIREMENTS. So long as any amount shall remain
                   -----------------------
outstanding under any Note, or so long as the Commitment shall remain in effect:

     (a) Debt Service Coverage. The Borrower shall at all times maintain a Debt
         ----------------------
Service Coverage Ratio, measured quarterly on a rolling four quarter basis, of not less than 1.25 to 1.00.

     (b) Leverage Ratio. The Borrower shall at all times maintain a Leverage
         ---------------
Ratio of not greater than (a) 1.20 to 1.00 during the Borrower's 1999 fiscal year; (b) 2.00 to 1.00 during the Borrower's 2000 fiscal year; (c) 2.75 to 1.00 during the Borrower's 2001 fiscal year; and (e) 3.00 to 1.00 at all times thereafter.

     (c) Debt Leverage Ratio. The Borrower shall at all times maintain a Debt
         --------------------
Leverage Ratio of not more than (a) 3.00 to 1.00 during the Borrower's 1999 fiscal year; (b) 3.25 to 1.00 during the Borrower's 2000 and 2001 fiscal years; and (c) 3.00 to 1.00 commencing with the Borrower's 2002 fiscal year and at all times thereafter.


                                   ARTICLE VI
                               EVENTS OF DEFAULT


     SECTION 6.01. EVENTS OF DEFAULT. If any of the following events ("Events of
                   ------------------
Default") shall occur and be continuing:

     (a) The Borrower shall fail to pay any installment of principal of, or interest (within 5 days of the due date thereof) on, any Note when due or any fees or other amounts owed in connection with this Agreement; or

     (b) Any representation or warranty made by the Borrower herein or in the Loan Documents or which is contained in any certificate, document, opinion, or financial or other statement furnished at any time under or in connection with any Loan Document shall prove to have been incorrect in any material respect when made; or

     (c) The Borrower or any other Loan Party shall fail to perform or observe any term, covenant, or agreement contained in this Agreement, in any other Loan Document (other than the Notes) or in any other agreement, document or instrument relating to Debt due from the Borrower or any other Loan Party to the Bank, in each case, on its part to be performed or observed and such failure, if curable, remains uncured for 30 days or more; or

     (d) The Borrower or any Subsidiary of the Borrower shall fail to pay any Debt(excluding Debt evidenced by the Notes) of the Borrower or any such Subsidiary (as the case may be), or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), all in an aggregate amount exceeding $100,000.00, and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other default under any agreement or instrument relating to any such Debt, or any other event shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; or

     (e) The Borrower or any Subsidiary of the Borrower shall generally not pay its Debts as such Debts become due, or shall admit in writing its inability to pay its Debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower or any such Subsidiary seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its Debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property and if instituted against the Borrower or any such Subsidiary shall remain undismissed for a period of 30 days; or the Borrower or any such Subsidiary shall take any action to authorize any of the actions set forth above in this subsection (e); or

     (f) Any judgment or order or combination of judgments or orders for the payment of money, in excess of $100,000.00 in the aggregate, which sum shall not be subject to full, complete and effective insurance coverage, shall be rendered against the Borrower or any Subsidiary of the Borrower and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

     (g) Any of the following events occur or exist with respect to the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate: (i) any Prohibited Transaction involving any Plan; (ii) any Reportable Event with respect to any Plan; (iii) the filing under Section 4041 of ERISA of a notice of intent to terminate any Plan or the termination of any Plan; (iv) any event or circumstance that might constitute grounds entitling the PBGC to institute proceedings under Section 4042 of ERISA for the termination of, or for the appointment of a trustee to administer, any Plan, or the institution of the PBGC of any such proceedings; (v) complete or partial withdrawal under Section 4201 or 4204 of ERISA from a Multiemployer Plan or the reorganization insolvency, or termination of any Multiemployer Plan; and in each case above, such event or condition, together with all other events or conditions, if any, could in the opinion of the Bank subject the Borrower, any such Subsidiary or any ERISA Affiliate to any tax, penalty, or other liability to a Plan, a Multiemployer Plan, the PBGC, or otherwise (or any combination thereof) which in the aggregate exceeds or may exceed $25,000.00; or

     (h) This Agreement or any other Loan Document, at any time after its execution and delivery and for any reason, ceases to be in full force and effect or shall be declared to be null and void, or the validity or enforceability of any document or instrument delivered pursuant to this Agreement shall be contested by the Borrower or any party to such document or instrument or the Borrower or any party to such document or instrument shall deny that it has any or further liability or obligation under any such document or instrument; or

     (i) An event of default specified in any Loan Document other than this Agreement shall have occurred and be continuing; or

     (j) The Liens referred to in Section 5.02(a)(vi)(B) hereof shall not have been terminated of record on or before May 31, 1999; or

     (k) the Bank believes in good faith, at any time, that either (A) the prospect of the Borrower's repayment of the Notes or payment of any of its other obligations under this Agreement or the other Loan Documents or performance of its duties hereunder and thereunder is impaired; or (B) there has occurred any event or circumstance that (i) has resulted or is reasonably likely to result in any Material Adverse Change in the business or financial condition of the Borrower or any other Loan Party, or (ii) impairs the Collateral.

     SECTION 6.02. REMEDIES ON DEFAULT. Upon the occurrence and continuance of
                   --------------------
an Event of Default the Bank may by notice to the Borrower, (i) terminate the Commitment, (ii) declare the Notes, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Commitment shall be terminated, the Notes, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower and (ii) proceed to enforce its rights whether by suit in equity or by action at law, whether for specific performance of any covenant or agreement contained in this Agreement or any Loan Document, or in aid of the exercise of any power granted in either this Agreement or any Loan Document or proceed to obtain judgment or any other relief whatsoever appropriate to the enforcement of its rights, or proceed to enforce any other legal or equitable right which the Bank may have by reason of the occurrence of any Event of Default hereunder or under any Loan Document, provided, however, upon the occurrence of an Event of Default referred to in Section 6.01(e), the Commitment shall be immediately terminated, the Notes, all interest thereon and all other amounts payable under this Agreement shall be immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower. Any amounts collected pursuant to action taken under this Section 6.02 shall be applied to the payment of, first, any costs incurred by the Bank in taking such action, including but without limitation attorneys fees and expenses, second, to payment of the accrued interest on the Notes, and third, to payment of the unpaid principal of the Notes.

     SECTION 6.03. REMEDIES CUMULATIVE. No remedy conferred upon or reserved to
                   --------------------
the Bank hereunder or in any Loan Document is intended to be exclusive of any other available remedy, but each and every such remedy shall be cumulative and in addition to every other remedy given under this Agreement or any Loan Document or now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any Event of Default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Bank to exercise any remedy reserved to it in this Article VI, it shall not be necessary to give any notice, other than such notice as may be herein expressly required in this Agreement or in any Loan Document.


                                   ARTICLE VII
                                  MISCELLANEOUS

     SECTION 7.01. AMENDMENTS, ETC. No amendment, modification, termination or
                   ----------------
waiver of any provision of any Loan Document to which the Borrower is a party, nor consent to any departure by the Borrower from any provision of any Loan Document to which it is a party, shall in any event be effective unless the same shall be in writing and signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 7.02. NOTICES, ETC. All notices and other communications provided
                   -------------
for hereunder shall be in writing (including telegraphic communication) and mailed, telegraphed, sent by facsimile or delivered, if to the Borrower, at the address of the Borrower, set forth at the beginning of this Agreement and if to the Bank, at the address of the Bank set forth at the beginning of this Agreement to the attention of: "Firecom Account Officer" or, as to each party, at such other address as shall be designated by such party in a written notice complying as to delivery with the terms of this Section 7.02 to the other parties. All such notices and communications shall be effective when mailed, telegraphed or delivered, except that notices to the Bank shall not be effective until received by the Bank.

     SECTION 7.03. NO WAIVER, REMEDIES. No failure on the part of the Bank to
                   --------------------
exercise, and no delay in exercising, any right, power or remedy under any Loan Document, shall operate as a waiver thereof; nor shall any single or partial exercise of any right under any Loan Document preclude any other or further exercise thereof or the exercise of any other right. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law.

     SECTION 7.04. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on
                   --------------------------
demand all costs and expenses of the Bank in connection with the preparation, execution, delivery and administration of this Agreement, the Notes, and any other Loan Documents, including, without limitation, the fees and expenses of counsel for the Bank with respect thereto and with respect to advising the Bank as to its rights and responsibilities under this Agreement (excluding fees and expenses relating to the Bank's assignment or participation of its rights under this Agreement), and all costs and expenses, if any (including counsel fees and expenses), in connection with the enforcement of this Agreement, the Notes and any other Loan Documents. The Borrower shall at all times protect, indemnify, defend and save harmless the Bank from and against any and all claims, actions, suits and other legal proceedings, and liabilities, obligations, losses, damages, penalties, judgments, costs, expenses or disbursements which the Bank may, at any time, sustain or incur by reason of or in consequence of or arising out of the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. The Borrower acknowledges that it is the intention of the parties hereto that this Agreement shall be construed and applied to protect and indemnify the Bank against any and all risks involved in the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, all of which risks are hereby assumed by the Borrower, including, without limitation, any and all risks of the acts or omissions, whether rightful or wrongful, of any present or future de jure or de
                                                                  -- ----    --
facto government or governmental authority, provided that the Borrower shall not
-----
be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Bank's gross negligence or willful misconduct. The provisions of this
Section 7.04 shall survive the payment of the Notes and the termination of this Agreement.

     SECTION 7.05. RIGHT OF SET-OFF. The Borrower hereby grants to the Bank, a
                   -----------------
lien, security interest and right of set off as security for all liabilities and obligations to the Bank, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of the Bank or any entity under the control of the ultimate holding company of the Bank or in transit to any of them. At any time, without demand or notice, the Bank may set off the same or any part thereof and apply the same to any liability or obligation of the Borrower even though unmatured and regardless of the adequacy of any other collateral securing the Loans. ANY AND ALL RIGHTS TO REQUIRE THE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOANS PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS, COLLATERAL OR OTHER PROPERTY OF THE BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

     SECTION 7.06. BINDING EFFECT. This Agreement shall become effective when it
                   ---------------
shall have been executed by the Borrower and the Bank and thereafter it shall be binding upon and inure to the benefit of the Borrower and the Bank and their respective successors and assigns, except that the Borrower shall not have any right to assign its rights hereunder or any interest herein without the prior written consent of the Bank.

     SECTION 7.07. FURTHER ASSURANCES. The Borrower agrees at any time and from
                   -------------------
time to time at its expense, upon request of the Bank or its counsel, to promptly execute, deliver, or obtain or cause to be executed, delivered or obtained any and all further instruments and documents and to take or cause to be taken all such other action the Bank may deem desirable in obtaining the full benefits of, this Agreement or any other Loan Document.

     SECTION 7.08. SECTION HEADINGS, SEVERABILITY, ENTIRE AGREEMENT. Section and
                   -------------------------------------------------
subsection headings have been inserted herein for convenience only and shall not be construed as part of this Agreement. Every provision of this Agreement and each Loan Document is intended to be severable; if any term or provision of this Agreement, any Loan Document, or any other document delivered in connection herewith shall be invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability of the remaining provisions hereof or thereof shall not in any way be affected or impaired thereby. All exhibits and schedules to this Agreement shall be annexed hereto and shall be deemed to be part of this Agreement. This Agreement and the exhibits and schedules attached hereto embody the entire Agreement and understanding between the Borrower and the Bank and supersede all prior agreements and understandings relating to the subject matter hereof.

     SECTION 7.09. GOVERNING LAW. This Agreement, the Notes and all other Loan
                   --------------
Documents shall be governed by, and construed in accordance with, the laws of the State of New York.

     SECTION 7.10. WAIVER OF JURY TRIAL. THE BORROWER AND THE BANK MUTUALLY
                   ---------------------
HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE NOTES OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OR DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OR ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE BANK TO ACCEPT THIS AGREEMENT AND THE NOTES AND MAKE THE LOANS.

     SECTION 7.11. ADDITIONAL TERMS AND CONDITIONS.
                   --------------------------------

     (a) All payments under the Notes or otherwise in connection with this Agreement and the other Loan Documents shall be in lawful money of the United States in immediately available funds.

     (b) All agreements between the Borrower and the Bank are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to Bank for the use or the forbearance of the indebtedness evidenced hereby exceed the maximum permissible under applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof provided, however that in the event there is a change in the law which results in a higher permissible rate of interest, then the Notes shall be governed by such new law as of its effective date. In this regard, it is agreed that it is the intent of the Borrower and the Bank in the execution, delivery and acceptance of the Notes to contract in strict compliance with the laws of the State of New York from time to time in effect. If, under or from any circumstances whatsoever, fulfillment of any provision hereof or of any of the Loan Documents at the time of performance of such provision shall be due, shall involve transcending the limit of such validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limits of such validity, and if under or from circumstances whatsoever Bank should ever receive as interest any amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements between the Borrower and Bank.

     (c) Upon receipt of an affidavit of an officer of Bank as to the loss, theft, destruction or mutilation of one or more of the Notes or any other Loan Document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon surrender and cancellation of such Notes or other Loan Document, Borrower will issue, in lieu thereof, a replacement Note(s) or other Loan Document in the same principal amount thereof and otherwise of like tenor.

     (d) All computations of interest under the Notes shall be made on the basis of a three hundred sixty (360) day year and the actual number of days elapsed.

     (e) Payments under the Notes shall be adjusted in the event the date of such payment(s) is scheduled to occur on a day that is a not a Business Day. In one or more such event(s), the applicable payment(s) shall be due upon the next Business Day.

     SECTION 7.12. EXECUTION IN COUNTERPARTS. This Agreement may be executed in
                   --------------------------
any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                           FIRECOM, INC.



                                           By /s/ Jeffrey Cohen
                                             -----------------------------
                                             Name: Jeffrey Cohen
                                             Title: Vice President-Finance


                                           FRCM CASE ACME INC.



                                           By /s/ Jeffrey Cohen
                                             -----------------------------
                                             Name: Jeffrey Cohen
                                             Title: Vice President-Finance




                                           FIRE SERVICE INC.



                                           By /s/ Jeffrey Cohen
                                             ----------------------------
                                             Name: Jeffrey Cohen
                                             Title: Vice President-Finance




                                           BRD FRCM SERVICE INC.



                                           By /s/ Jeffrey Cohen
                                             -----------------------------
                                             Name: Jeffrey Cohen
                                             Title: Vice President-Finance




                                           FLEET BANK, N.A.



                                           By /s/ Peter Meyer
                                             -------------------------
                                                 Name: Peter Meyer
                                                 Title: Vice President

                                SCHEDULE 4.01(A)
                                ----------------



                         STATE OF INCORPORATION         IDENTITY AND
                         AND EACH STATE IN WHICH        PERCENTAGE OF
SUBSIDIARY'S NAME         IT IS QUALIFIED TO DO         OWNERSHIP OF
   AND ADDRESS                  BUSINESS              EACH SHAREHOLDER
-----------------        -----------------------      ----------------




                     [To be completed by the Borrower]


                        If none, please so specify

                                SCHEDULE 4.01 (X)
                                -----------------

               Nature of        Amount of          Liens Securing
Creditor       Agreement         Credit                Credit
--------       ---------         ------                ------


                     [To be completed by the Borrower]


                        If none, please so specify

                                SCHEDULE 5.02(A)
                                ----------------


Creditor                         Amount            Property Subject to Lien
--------                         ------            ------------------------


                     [To be completed by the Borrower]


                        If none, please so specify

                                SCHEDULE 5.02(B)
                                ----------------



                    Creditor                          Amount
                    --------                          ------





                        [To be completed by the Borrower]


                           If none, please so specify

                                SCHEDULE 5.02(I)
                                ----------------



     Description of All Guaranties:




                        [To be completed by the Borrower]


                           If none, please so specify

                                    EXHIBIT A
                                    ---------


                          FORM OF REVOLVING CREDIT NOTE

                              REVOLVING CREDIT NOTE

$5,000,000.00                                                Brooklyn, New York
                                                              April 29, 1999


     FOR VALUE RECEIVED, on April 30, 2001, FIRECOM, INC., a New York corporation, having its principal place of business at 39-27 59th Street, Woodside, New York (the "Borrower"), promises to pay to the order of FLEET BANK, N.A.("Bank") at its office located at 335 Adams Street, 27th Floor, Brooklyn, New York, 11201 the principal sum of the lesser of: (a) Five Million ($5,000,000.00) Dollars; or (b) the aggregate unpaid principal amount of all Revolving Credit Loans made by Bank to Borrower pursuant to the Agreement (as defined below).

     Borrower shall pay interest on the unpaid principal balance of this Note from time to time outstanding, at said office, at the rates of interest, at the times and for the periods set forth in the Agreement.

     All payments including prepayments on this Note shall be made in lawful money of the United States of America in immediately available funds. Except as otherwise provided in the Agreement, if a payment becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day, and interest shall be payable thereon at the rate specified in the Agreement during such extension.

     Borrower hereby authorizes Bank to enter from time to time the amount of each Loan to Borrower and the amount of each payment on a Loan on the schedule annexed hereto and made a part hereof. Failure of Bank to record such information on such schedule shall not in any way effect the obligation of Borrower to pay any amount due under this Note.

     This Note is the Revolving Credit Note referred to in that certain Loan Agreement between Borrower and Bank of even date herewith (the "Agreement"), as such Agreement may be further amended from time to time, and is subject to prepayment and its maturity is subject to acceleration upon the terms contained in said Agreement. All capitalized terms used in this Note and not defined herein shall have the meanings given them in the Agreement.

     If any action or proceeding be commenced to collect this Note or enforce any of its provisions, Borrower further agrees to pay all costs and expenses of such action or proceeding and attorneys' fees and expenses and further expressly waives any and every right to interpose any counterclaim in any such action or proceeding. Borrower hereby submits to the jurisdiction of the Supreme Court of the State of New York and agrees with Bank that personal jurisdiction over Borrower shall rest with the Supreme Court of the State of New York for purposes of any action on or related to this Note, the liabilities, or the enforcement of either or all of the same. Borrower hereby waives personal service by manual delivery and agrees that service of process may be made by post-paid certified mail directed to the Borrower at the Borrower's address set forth above or at such other address as may be designated in writing by the Borrower to Bank in accordance with the terms of the Agreement, and that upon mailing of such process such service be effective with the same effect as though personally served. Borrower hereby expressly waives any and every right to a trial by jury in any action on or related to this Note, the liabilities or the enforcement of either or all of the same.

     Bank may transfer this Note and may deliver the security or any part thereof to the transferee or transferees, who shall thereupon become vested with all the powers and rights above given to Bank in respect thereto, and Bank shall thereafter be forever relieved and fully discharged from any liability or responsibility in the matter. The failure of any holder of this Note to insist upon strict performance of each and/or all of the terms and conditions hereof shall not be construed or deemed to be a waiver of any such term or condition.

     Borrower and all endorsers and guarantors hereof waive presentment and demand for payment, notice of non-payment, protest, and notice of protest.

     This Note shall be construed in accordance with and governed by the laws of the State of New York.

                                     FIRECOM, INC.


                                     By:__________________________
                                        Name:  Jeffrey Cohen
                                        Title: Vice President-Finance

                       Schedule of Revolving Credit Loans
                       ----------------------------------


                            Amount of
                            Principal       Unpaid                Name of
           Amount of         Paid or        Principal           Person Making
 Date        Loan            Prepaid        Balance               Notation
 ----        ----            -------        -------               --------



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


                                    EXHIBIT B
                                    ---------


                        FORM OF FIRST CONVERTED TERM NOTE

                         FIRST CONVERTED TERM LOAN NOTE

                                                              Brooklyn, New York
$__________                                                   _________ __, 2001



     FOR VALUE RECEIVED, FIRECOM, INC., a New York corporation, having its principal place of business at 39-27 59th Street, Woodside, New York 11377 (the "Borrower") promises to pay to the order of FLEET BANK, N.A. ("Bank") at its office located at 335 Adams Street, 27th Floor, Brooklyn, New York 11201 the principal amount of _________________________________ ($___________) DOLLARS,
or, if less, the unpaid principal amount of the First Converted Term Loan (as defined in the Agreement, as defined below) made by the Bank to the Borrower pursuant to the Agreement.

     The principal balance of this Note shall be payable in sixty(60) equal monthly principal installments, due on the first Business Day of each month, commencing on the first Business Day of the first month which begins after the First Conversion Date, each of the first fifty-nine (59) of such installments being in an amount equal to one-sixtieth(1/60th) of the original principal amount of this Note and the sixtieth such principal installment being in an amount equal to the then outstanding principal balance of this Note.

     Borrower shall pay interest on the unpaid principal balance of this Note from time to time outstanding, at said office at the rates of interest, at the times and for the periods set forth in the Agreement.

     All payments including prepayments on this Note shall be made in lawful money of the United States of America in immediately available funds. Except as otherwise provided in the Agreement, if a payment becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day, and interest shall be payable thereon at the rate specified in the Agreement during such extension.

     This Note is the First Converted Term Loan Note referred to in that certain Loan Agreement between Borrower and Bank dated as of ____________ __, 1999 (the "Agreement"), as such Agreement may be further amended from time to time, and is subject to prepayment and its maturity is subject to acceleration upon the terms contained in said Agreement. All capitalized terms used in this Note and not defined herein shall have the meanings given them in the Agreement.

     If any action or proceeding be commenced to collect this Note or enforce any of its provisions, Borrower further agrees to pay all costs and expenses of such action or proceeding and attorneys' fees and expenses and further expressly waives any and every right to interpose any counterclaim in any such action or proceeding. Borrower hereby submits to the jurisdiction of the Supreme Court of the State of New York and agrees with Bank that personal jurisdiction over Borrower shall rest with the Supreme Court of the State of New York for purposes of any action on or related to this Note, the liabilities, or the enforcement of either or all of the same. Borrower hereby waives personal service by manual delivery and agrees that service of process may be made by postpaid certified mail directed to Borrower at Borrower's address designated in the Agreement or at such other address as may be designated in writing by Borrower to Bank in accordance with the terms of the Agreement, and that upon mailing of such process such service be effective with the same effect as though personally served. Borrower hereby expressly waives any and every right to a trial by jury in any action on or related to this Note, the liabilities or the enforcement of either or all of the same.

     Bank may transfer this Note and may deliver the security or any part thereof to the transferee or transferees, who shall thereupon become vested with all the powers and rights above given to Bank in respect thereto, and Bank shall thereafter be forever relieved and fully discharged from any liability or responsibility in the matter. The failure of any holder of this Note to insist upon strict performance of each and/or all of the terms and conditions hereof shall not be construed or deemed to be a waiver of any such term or condition.

     Borrower authorizes Bank to complete this Note as to any terms not set forth herein at the time of delivery hereof.

     Borrower and all endorsers and guarantors hereof waive presentment and demand for payment, notice of non-payment, protest, and notice of protest.

     This Note shall be construed in accordance with and governed by the laws of the State of New York.


                                     FIRECOM, INC.



                                     By:__________________________
                                         Name:
                                         Title:

                                    EXHIBIT C


                     FORM OF SECOND CONVERTED TERM LOAN NOTE

                         SECOND CONVERTED TERM LOAN NOTE

                                                              Brooklyn, New York
$__________                                                   _________ __, 2002



     FOR VALUE RECEIVED, FIRECOM, INC., a New York corporation, having its principal place of business at 39-27 59th Street, Woodside, New York 11377 (the "Borrower") promises to pay to the order of FLEET BANK, N.A. ("Bank") at its office located at 335 Adams Street, 27th Floor, Brooklyn, New York 11201 the principal amount of _____________________________ ($__________)DOLLARS, or, if
less, the unpaid principal amount of the Second Converted Term Loan (as defined in the Agreement, as defined below) made by the Bank to the Borrower pursuant to the Agreement.

     The principal balance of this Note shall be payable in forty-eight(48) equal monthly principal installments, due on the first Business Day of each month, commencing on the first Business Day of the first month which begins after the Second Conversion Date, each of the first forty-seven (47) of such installments being in an amount equal to one-forty- eighth(1/48th) of the original principal amount of this Note and the forty-eighth such principal installment being in an amount equal to the then outstanding principal balance of this Note.

     Borrower shall pay interest on the unpaid principal balance of this Note from time to time outstanding, at said office at the rates of interest, at the times and for the periods set forth in the Agreement.

     All payments including prepayments on this Note shall be made in lawful money of the United States of America in immediately available funds. Except as otherwise provided in the Agreement, if a payment becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day, and interest shall be payable thereon at the rate specified in the Agreement during such extension.

     This Note is the Second Converted Term Loan Note referred to in that certain Loan Agreement between Borrower and Bank dated as of ____________ __, 1999 (the "Agreement"), as such Agreement may be further amended from time to time, and is subject to prepayment and its maturity is subject to acceleration upon the terms contained in said Agreement. All capitalized terms used in this Note and not defined herein shall have the meanings given them in the Agreement.

     If any action or proceeding be commenced to collect this Note or enforce any of its provisions, Borrower further agrees to pay all costs and expenses of such action or proceeding and attorneys' fees and expenses and further expressly waives any and every right to interpose any counterclaim in any such action or proceeding. Borrower hereby submits to the jurisdiction of the Supreme Court of the State of New York and agrees with Bank that personal jurisdiction over Borrower shall rest with the Supreme Court of the State of New York for purposes of any action on or related to this Note, the liabilities, or the enforcement of either or all of the same. Borrower hereby waives personal service by manual delivery and agrees that service of process may be made by postpaid certified mail directed to Borrower at Borrower's address designated in the Agreement or at such other address as may be designated in writing by Borrower to Bank in accordance with the terms of the Agreement, and that upon mailing of such process such service be effective with the same effect as though personally served. Borrower hereby expressly waives any and every right to a trial by jury in any action on or related to this Note, the liabilities or the enforcement of either or all of the same.

     Bank may transfer this Note and may deliver the security or any part thereof to the transferee or transferees, who shall thereupon become vested with all the powers and rights above given to Bank in respect thereto, and Bank shall thereafter be forever relieved and fully discharged from any liability or responsibility in the matter. The failure of any holder of this Note to insist upon strict performance of each and/or all of the terms and conditions hereof shall not be construed or deemed to be a waiver of any such term or condition.

     Borrower authorizes Bank to complete this Note as to any terms not set forth herein at the time of delivery hereof.

     Borrower and all endorsers and guarantors hereof waive presentment and demand for payment, notice of non-payment, protest, and notice of protest.

     This Note shall be construed in accordance with and governed by the laws of the State of New York.


                                     FIRECOM, INC.



                                     By:__________________________
                                          Name:
                                          Title:

                                    EXHIBIT E


                                FORM OR GUARANTY